THE FLEX-PARTNERS                                   THE FLEX-PARTNERS
1998 SEMI-ANNUAL REPORT                             P.O. Box 7177
                                                    Dublin, Ohio 43017
                                                    800-494-3539


                                                  INSIDE
                                                  ------
                                                  Performance Table
[PHOTO] Hands Shaking                                                   page 2

                                                  Meet John Q. Investor
                                                                        page 3

                                                  Letter to Shareholders
                                                                        page 5

                                                  Core Equity Fund
                                                                        page 7

                                                  Utility Growth Fund
                                                                        page 8
Investment Adviser: R. Meeder & Associates
                                                  Tactical Asset Allocation Fund
                                                                        page 9
Distributor: Adviser Dealer Services, Inc.
                                                  International Equity Fund
                                                                        page 10

                                                  1998 Semi-Annual Financial
                                                  Statements
                                                                        page 11

PERFORMANCE TABLE

PERIOD AND AVERAGE
ANNUAL TOTAL RETURNS                                                                    THE TACTICAL ASSET     INTERNATIONAL
BEFORE DEDUCTION OF SALES CHARGES   CORE EQUITY FUND         UTILITY GROWTH FUND         ALLOCATION FUND        EQUITY FUND
AS OF 6/30/98                       CLASS A   CLASS C         CLASS A    CLASS C        CLASS A    CLASS C        CLASS A
-------------                       -------   -------         -------    -------        -------    -------        -------
Year to date                         15.39%   15.09%           6.44%       6.34%         5.97%      5.88%         15.27%
1 year                                n/a      n/a            29.80%      29.76%         8.78%      8.85%          n/a
2 years                               n/a      n/a            21.15%      21.05%         n/a       11.01%          n/a
Life of Fund                        17.70%(1) 17.25%(1)       21.23%(2)   21.07%(2)     15.24%(3)  14.08%(3)      12.32%(4)


PERIOD AND AVERAGE
ANNUAL TOTAL RETURNS                                                                    THE TACTICAL ASSET     INTERNATIONAL
NET OF SALES CHARGES                CORE EQUITY FUND         UTILITY GROWTH FUND         ALLOCATION FUND        EQUITY FUND
AS OF 6/30/98                       CLASS A(5)CLASS C(6)      CLASS A(5) CLASS C(6)     CLASS A(5) CLASS C(6)     CLASS A(5)
-------------                       -------   -------         -------    -------        -------    -------        -------
Year to date                         10.76%   13.59%           2.20%       4.84%         1.74%      4.38%         10.64%
1 year                                n/a      n/a            24.59%      28.26%         4.46%      7.59%          n/a
2 years                               n/a      n/a            18.68%      21.05%         n/a       11.01%          n/a
Life of Fund                        13.00%(1) 15.75%(1)       19.58%(2)   21.07%(2)     12.81%(3)  14.08%(3)      7.83%(4)

1 Core Equity Fund Inception Date for Class A and C shares 8/1/97.
2 Utility Growth Fund Inception Date for Class A and C shares 7/11/95.
3 Tactical Asset Allocation Fund Inception Date for Class A shares 8/1/96. For Class C shares, 6/1/95.
4 International Equity Fund Inception Date for Class A shares 9/2/97.
5 Reflects deduction of 4.00% maximum sales charges.
6 Reflects deduction of contingent sales charges, when applicable.

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. All performance figures represent total returns and average annual total returns for the periods ended 6/30/98. Investment performance represents total return and assumes reinvestment of all dividend and capital gain distributions. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The Investment Adviser waived a portion of its management fees and/or reimbursed expenses in order to reduce the operating expenses for each of the funds during the periods shown above. For more information regarding any of the Flex-Partners funds, call or write for a free prospectus. Please read the prospectus carefully before investing. The Flex-Partners Funds are distributed by Adviser Dealer Services Inc., which is affliated with The Flex-Partners.


The Flex-Partners 1998 Semi-Annual Report * page 2

MEET JOHN Q. INVESTOR

Like many individual investors, he gets market information from the financial press and the nightly news. On any given day, he could tell you how the Dow was doing and where interest rates were headed. But it took a lesson in history before John became a wise and knowledgeable investor. Here is his story.

"Four years ago," John says, "everyone was talking emerging markets. Twenty-, thirty-, even forty-percent returns were being had, while the S&P 500 could barely keep ahead of inflation.

"So at the beginning of 1995, I sold shares in my large-cap growth fund, and bought shares in a hot emerging markets fund. By the end of 1997, my investment had lost money, and I missed out on the gains made by the U.S. stock market during that time.

"Now I know I should not have made my investment decision based on past performance. Today, I am a better investor because of it."

John's story, although hypothetical, is not unusual. Almost 3 out of every 4 investors choose a fund based only on short-term performance* -- not the best strategy to follow when planning your financial future.

Although analysts frequently cite historical figures to backup their theories about market movements, there is no guarantee that a rising market will continue to rise, year after record-breaking year. In fact, it is more likely a market that posts gains over an extended period will not show similar results over the next.

To demonstrate this point, consider the chart below. The numbers in the first column represent the average annual total return of five diverse market indexes for the years 1992 through 1994. Based on this information, in which market do you think John Q. Investor would have invested his money? And in which market would you have invested your money?

Turn to the next page to see how the market indexes performed over the next three year period.



AVERAGE ANNUAL TOTAL RETURNS FOR 3-YEAR CYCLES

1992-1994      1995-1997      Index
---------      ---------      -----
 18.3%
 10.3%
  7.9%
  6.3%
  4.6%


* FINANCIAL NEWS THIS WEEK, July 6, 1998. Published by Standard & Poor's Published Image.


                              The Flex-Partners 1998 Semi-Annual Report * page 3

MEET JOHN Q. INVESTOR Continued from page 3

AVERAGE ANNUAL TOTAL RETURNS FOR 3-YEAR CYCLES

1992-1994      1995-1997      Index
---------      ---------      -----
 18.3%          -7.6%         MSCI Emerging Markets Index
 10.3%          22.5%         Real Estate Investment Trust Index
  7.9%           6.3%         MSCI Europe Asia Far East Index
  6.3%          31.1%         Standard & Poors 500 Index
  4.6%          10.4%         Lehman Bros. Aggregate Bond Index


Maybe you are surprised to learn that an index that has performed so well as of late, like the S&P 500, was among the worst performing indexes only four years earlier.

This demonstrates the point perfectly -- past performance does not guarantee future results, and an investment strategy that chases past performance will not always result in similar gains.

If you were chasing past performance at the end of 1994, you may have shifted your investments to emerging markets, noting that the incredible 18.3% average annual return of the MSCI Emerging Market Index beat the S&P 500's 6.3% average annual return. If you had done so, you would have missed the bull run mounted by large-cap issues in the U.S. stock market since that time, and your investment in emerging markets may have actually lost money during the dismal performance between 1995 and 1997.

Does this mean you should shift your investments now, out of U.S. stock funds and into emerging market funds? Not exactly.

As a fund investor, your best strategy is to look beyond the annual returns, into the fine print of the prospectus. Read beyond the performance charts, to find out what is the fund's investment strategy, where are the market risks, and who is the manager behind the fund.

Also, understand that many investment markets go through cycles of bullishness and bearishness. If one market or fund posts stellar returns this year, don't expect a command performance the next. If your goals are long-term, be prepared to stick with your investment through the sluggish periods, in order to reap the benefits of multi-year growth.

MOST IMPORTANTLY, KNOW YOUR OWN INVESTMENT OBJECTIVE AND TOLERANCE FOR RISK, THEN FIND A FUND THAT IS CONSISTENT WITH YOUR OBJECTIVE AND STYLE.

By chasing the prevailing winds of performance, your investment strategy may fall short of your financial expectations. Shifting your investments from fund to fund may result in diminished returns, as hot markets quickly grow cold and short-term gains may be dramatically reduced by increased taxes.

Philosopher George Santayana said more than a century ago, "Those who do not remember the past are condemned to repeat it." He was speaking, of course, about history. But just like John Q. Investor, everyone could use a history lesson about the nature of change in the financial markets.


The Flex-Partners 1998 Semi-Annual Report * page 4

LETTER TO SHAREHOLDERS

[PHOTO] Robert S. Meeder, Chairman

Dear Shareholders:                              July 21, 1998

The stock market has forged ahead to historically high values, and long term interest rates have reached record lows. The second quarter of 1998 gave investors a much needed pause after the first quarter's meteoric rise, when most market averages recorded modest gains. But during the first twenty calendar days of July, the percentage gain of the S&P 500, the Dow Jones Industrial Average, and the Nasdaq exceeded the results of all ninety days of the second quarter. (The Nasdaq alone added a 6.3% gain!)

Several years ago, I had a conversation with a respected market analyst which bears some relevance today. We were discussing a recent market rally when he said, "The rise in the market is significant, but how it got there may be more important," ... meaning ... was it a broad based rally with good volume statistics?

A current observation of "how it got there" was addressed in a recent article in
Barron's: "To illustrate," the author stated, "four equities -- Microsoft, Intel, Cisco, and Dell -- represent 25% or $566 billion of the Nasdaq composite index. That means the other 75% of the value of the composite is accounted for by no less than 5,422 stocks."

A second Barron's article noted that three of these high tech market favorites -- Cisco, Dell, and Microsoft -- were responsible for 51% of the increase in the Nasdaq's value for the last three years. The extent of their appreciation this year is best illustrated by reviewing each equity's percentage gain and price/earnings ratio estimated for this calendar year (as of 7/17/98):

EQUITY           P/E RATIO    % GAIN (YEAR TO DATE, AS OF 7/17/98)
------           ---------    ------------------------------------
Dell Computer       58                       171%
Microsoft           58                        81%
Cisco Systems       51                        71%

The point is, the advance in the market over the last six to twelve months has become more selective as time has passed. This condition of narrow leadership tends to develop high valuation in the few market favorites. Unless the rest of the market can catch up, the eventual result is a vulnerable market. So far, the catch-up has not occurred -- just the opposite is happening.

How high will this market go? Obviously, no one really knows. But at some point in the future, most everyone will say in hindsight the market was tremendously overvalued and a decline to more "normal levels" was inevitable.

In my previous letter to shareholders, I referred to an upcoming capability for shareholders to access account balance information, including recent deposits, redemptions, distributions, and share prices via The Flex-Partners Voice Response Line. That has not happened yet, but we expect it will on or about


                              The Flex-Partners 1998 Semi-Annual Report * page 5

October 1st. We are converting to a new record keeping software package, and we elected to delay implementation of the Voice Response System until the new record keeping system is installed. By the way, you will be pleased to know that our new record keeping system is Year 2000 compliant.

Over the last few years, The Flex-Partners have contracted with well known national and international investment managers, to expand our mutual fund offerings. The Board is very pleased with the investment results provided by our new partners, and we encourage you to investigate their strategies and investment returns. The Utility Growth Fund, the Core Equity Fund, and our most recent offering to our shareholders, the International Equity Fund, affords you the opportunity to expand your investment horizon with experienced and successful portfolio managers.

Please read the enclosed progress reports from our fund managers for in-depth market and performance perspective. For more information on any fund in The Flex-Partners family, call our shareholder services number at 1-800-325-3539, and our friendly associates will make sure you receive the information you seek.

Cordially,

/s/ Robert S. Meeder

Robert S. Meeder
Chairman

The Flex-Partners 1998 Semi-Annual Report * page 6

The Flex-Partners Semi-annual Report * June 30th, 1998
CORE EQUITY FUND

[PHOTO] William L. Gurner, Portfolio Manager

For the first half of 1998, the Core Equity Fund outperformed the Morningstar average growth fund with a six-month total return before the deduction of sales charges of 15.39 for Class A shares and 15.09% for Class C shares. Each share class bested the 13.66% Morningstar average total return for growth funds through June 30, 1998.

MARKET PERSPECTIVE

The Core Equity Fund allocates its assets into 10 distinct industry sectors, closely weighted to the respective sectors of the S&P 500. Investment managers who are "sector specialists" are then utilized to manage the 10 distinct sectors. Each sector specialist's goal is to outperform their S&P 500 sector benchmark.

The following table illustrates each sector manager's performance versus their respective S&P 500 sector performance for the first six months of 1998.

SECTOR            The Highlands  S&P      SECTOR           The Highlands   S&P
Sector Manager    Growth Fund    500      Sector Manager    Growth Fund    500
--------------    -----------    ---      --------------    -----------    ---
CONSUMER DURABLES                         CONSUMER NON-DURABLES
Barrow-Hanley       32.02%      34.27%    Barrow-Hanley         7.81%     13.41%

TECHNOLOGY                                MATERIALS & SERVICES
RCM                 28.38%      26.31%    Ashland              11.95%     10.79%

HEALTH                                    CONSUMER GOODS
Alliance            24.82%      25.86%    Hallmark             13.18%     15.83%

ENERGY                                    FINANCE
Mitchell             2.85%       5.25%    Delta Capital        15.99%     16.51%

TRANSPORTATION                            UTILITIES
Miller/Howard        2.65%       1.65%    Miller/Howard        14.11%     12.00%

Through the first half of 1998, the stock market was performing to our expectations. Large-cap stocks continued to advance during the second quarter before corrections in several market sectors affected the market as a whole. By the end of June, however, the market had achieved modest gains, thanks in part to a slight recovery at the end of the quarter.

During the second quarter, we saw a bull market and a bear market at the same time. Stocks with less earnings momentum were doing better than quality stocks and equities with better earnings potential.

It looks as if the market may remain choppy through the second half of 1998. The momentum shifts so quickly that a long-term investor should hold those quality names that will do well in the long run.

PERIOD AND AVERAGE                                SECTOR WEIGHTINGS (6/30/98)
ANNUAL TOTAL RETURNS                              ---------------------------
before deduction of sales charges                 [GRAPH] The following was
as of 6/30/98                                             presented as a pie
                    CLASS A     CLASS C                   chart:
Year to Date        15.39%      15.09%
Life of Fund(1)     17.70%      17.25%            S&P 500 Futures       21.1%
                                                  Technology            14.1%
                                                  Finance               13.4%
PERIOD AND AVERAGE                                Consumer Nondurables  11.9%
ANNUAL TOTAL RETURNS                              Health                 9.5%
net of sales charges                              Transportation         7.5%
as of 6/30/98                                     Energy                 6.4%
                    CLASS A(2)  CLASS C(3)        Consumer Durables      6.4%
Year to Date        10.76%      13.59%            Materials & Services   5.1%
Life of Fund(1)     13.00%      15.75%            Capital Goods          3.9%
                                                  Utilities              0.8%
(1) Class A and C shares inception date 8/1/97.
(2) Results reflect the maximum 4.00% sales charge.
(3) Results reflect applicable contingent deferred sales charge.

See page 2 for more fund performance information.

                              The Flex-Partners 1998 Semi-Annual Report * page 7

The Flex-Partners Semi-Annual Report * June 30th, 1998
UTILITY GROWTH FUND

[PHOTO] Lowell G. Miller, Portfolio Manager

During the first half of 1998, the Utility Growth Fund lagged behind the average utility fund, due to slight underperformance of some of our major holdings. However, for the 12 months ended June 30, 1998, the total annual returns of both Class A and C shares before the deduction of sales charges, 29.80% and 29.76% respectively, remain ahead of the 25.38% Morningstar average total return for utility sector funds.

Since the Fund's inception in 1995, it has provided a cumulative total return before deduction of sales charges of 77.18% for Class A shares and 76.49% for Class C shares, which equates to an average annual total return of 21.23% for Class A shares and 21.07% for Class C shares.

MARKET PERSPECTIVE

After recording competitive results during the first quarter of 1998, profit-taking and other circumstances caught up with the Utility Growth Fund during the three months that ended June 30, 1998. In comparison, the Dow Jones Utilities Average did well during the second quarter, largely because the index is heavily weighted in favor of large-cap, nuclear-based electric utility companies, just the sort of stock we do not own and never will.

Even though most of the Fund's portfolio is domestic, it was nicked by Asian concerns and currency weaknesses. During the second quarter of 1998, for instance, New Zealand Telecom (1.18% of the Fund's portfolio) lost 17.55%, while Hong Kong Telecom (2.48% of portfolio) dropped 9.6%. Because some traders tend to lump all non-Western companies in the same basket, Enersis, a Chilean company (1.86% of portfolio) suffered, too, falling 22.57%.

On the positive side, Calenergy (1.73% of portfolio) has continued its recovery, even though it has some limited exposure in the Far East. AirTouch (2.28% of portfolio) has continued to move higher, up 16.25%, as has Enron (3.05% of portfolio), up 16.0%, and the heavily weighted LGE (2.72% of portfolio) up 4.62%.

Looking forward, we see ample opportunity for our steady, moderate growth utilities and excellent special opportunities due to mergers domestically and oversold companies internationally.

PERIOD AND AVERAGE                            PORTFOLIO HOLDINGS (6/30/98)
ANNUAL TOTAL RETURNS                          ---------------------------
before deduction of sales charges             [GRAPH] The following was
as of 6/30/98                                         presented as a pie
                    CLASS A     CLASS C               chart:
Year to Date         6.44%       6.34%
12 months           29.80%      29.76%        Telecommunications           35.6%
Life of Fund(1)     21.23%      21.07%        Natural Gas                  18%
                                              Telecommunications Equipment 16.6%
PERIOD AND AVERAGE                            Oil/Gas Domestic             12.2%
ANNUAL TOTAL RETURNS                          Electric Utility              9.7%
net of sales charges                          Water Utility                 3.8%
as of 6/30/98                                 Energy                        1.9%
                    CLASS A(2)  CLASS C(3)    Money Market Instruments      1.3%
Year to Date         2.20%       4.84%        Diversified Utility           1.1%
12 months           24.59%      28.26%
Life of Fund(1)     19.58%      21.07%

(1) Class A and C shares inception date 7/11/95.
(2) Results reflect the maximum 4.00% sales charge.
(3) Results reflect applicable contingent deferred sales charge.

See page 2 for more fund performance information.

The Flex-Partners 1998 Semi-Annual Report * page 8

The Flex-Partners Semi-Annual Report o June 30th, 1998
TACTICAL ASSET ALLOCATION FUND

[PHOTO] Robert S. Meeder, Jr., Portfolio Manager

Through the first half of 1998, the Tactical Asset Allocation Fund underperformed the average asset allocation fund, despite good results during the second quarter. For Class A and C shares, the 3-month total return before deduction of sales charges, 1.83% and 1.89% respectively, exceeded Morningstar's average total return of 1.08% for asset allocation funds.

We are pleased with the second quarter results, which are due to timely asset allocation adjustments within the portfolio and good decisions on mutual fund holdings made during the quarter.

MARKET PERSPECTIVE

The Fund began the second quarter with 65% of the portfolio invested in the stock market, 30% in U.S. government bonds, and the remainder in money market instruments. However, by early May, while the benchmark Dow Jones Industrial Average hit record levels, the broader stock market and other internal measurements of the stock market were not confirming the strength in the Dow Jones Industrial Average.

For example, while the Dow Jones Industrial Average was posting new all-time highs, the Nasdaq Composite (OTC), the Russell 2000, and our proprietary growth mutual fund index were at lower highs. Additionally, fewer stocks were making new highs, nearly all of our advance/decline statistics were in a negative trend, and our various volume measurements were also negative.

Historically, when these conditions develop, it indicates the risk/reward relationship may be changing, from a low risk to a high risk stock market environment. Consequently, we concluded the most prudent posture was to adopt a more defensive position, and we reduced our equity exposure to 50% in early May. Furthermore, a flattening yield curve precipitated the elimination of our U.S. Government bond holdings.

However, as the end of the quarter drew nearer, our investment discipline improved to the point where it was no longer appropriate to maintain a partially defensive position. By late June the Fund was invested nearly 100% in the stock market.

As a reminder, all our traditional fundamental indicators (i.e.: P/E ratios, dividend yield, earnings ratios, etc.) are so overvalued that it prevents us from becoming complacent regarding the potential risk of the stock market.

PERIOD AND AVERAGE                            PORTFOLIO HOLDINGS (6/30/98)
ANNUAL TOTAL RETURNS                          ---------------------------
before deduction of sales charges             [GRAPH] The following was
as of 6/30/98                                         presented as a pie
                    CLASS A     CLASS C               chart:
Year to Date         5.97%       5.88%
1 year               8.78%       8.85%        Mutual Funds             61.3%
Life of Fund(1)     15.24%      14.08%        S&P 500 Futures          22.2%
                                              The Dow 30 Stocks        11.9%
PERIOD AND AVERAGE                            Cash & Cash Equivalents   3.5%
ANNUAL TOTAL RETURNS                          U.S. Government Bonds     1.1%
net of sales charges
as of 6/30/98
                    CLASS A(2)  CLASS C(3)
Year to Date         1.74%       4.38%
1 year               4.46%       7.59%
Life of Fund(1)     12.81%      14.08%

(1) Class A shares inception date 8/1/96. C shares inception date 6/1/95.
(2) Results reflect the maximum 4.00% sales charge.
(3) Results reflect applicable contingent deferred sales charge.

See page 2 for more fund performance information.

                              The Flex-Partners 1998 Semi-Annual Report * page 9

The Flex-Partners Semi-Annual Report * June 30th, 1998
THE INTERNATIONAL GROWTH FUND

For the first half of 1998, the International Equity Fund outperformed the average foreign stock fund according to Morningstar, with a total return before deduction of sales charges of 15.27%, compared with the Morningstar average of 13.19%. In response to the continuing Asian economic crisis, the Fund selectively reduced its portfolio holdings in the Far East, while taking a more defensive stance in the broader global market. In the West, the underlying conditions remain positive, with low inflation helping to spur economic growth.

MARKET PERSPECTIVE

The positive economic environment in Western Europe and the introduction of the eurodollar are creating a "virtuous circle" on the continent. Growth has spread from peripheral markets to the larger core markets of France and Germany, and has also spawned more mergers and acquisitions, mostly in the finance and automotive industries. This has continued to improve economic efficiency, thus helping to reduce inflation even further.

With the introduction of the eurodollar, or "euro," next January in most European nations, interest rates are likely to rise higher than the current French and German rates, although the increase will most likely be small. The euro itself should be anti-inflationary, as more efficient manufacturing centers draw increased production, and single market pricing becomes more common.

By contrast, the situation in Asia remains less positive. Japan technically fell into recession in May. Unemployment and bankruptcies have risen markedly, and non-performing loans continue to weigh down the financial system, which is already in the midst of a credit crisis. American intervention has helped prop up the yen, but real reform is still needed for long-term economic revival.

In other parts of Asia, disillusionment took hold in the second quarter after a small bounce during the first three months of 1998. Corporate results are disappointing, exports are stagnant due to a lack of financing, and weaker currencies are fueling higher rates of inflation across the region. Should Japan fail to bring about real economic reforms, the yen as well as other Asian currencies could see further devaluation.

The International Equity Fund has not only changed its weightings in terms of the Asian market, but it underweighted property, financial, technology and resource equities and overweighted utilities, because of their steady income streams. Positions also have been increased in European stocks likely to benefit from the rise in consumer spending.

In exchange for greater potential rewards, foreign investments involve greater risk than U.S. investments. These risks include political and economic uncertainties of foreign countries, and currency fluctuations. These risks are magnified in countries with emerging markets, since those countries may have relatively unstable governments and less established economies.

PERIOD AND AVERAGE                            REGIONAL HOLDINGS (6/30/98)
ANNUAL TOTAL RETURNS                          ---------------------------
before deduction of sales charges             [GRAPH] The following was
as of 6/30/98                                         presented as a pie
                                                      chart:
3 months             2.11%
6 months            15.27%                    Great Britain           22.4%
Life of Fund(1)     12.32%                    Japan                   19.6%
                                              France                  11.3%
PERIOD AND AVERAGE                            Switzerland              7.9%
ANNUAL TOTAL RETURNS                          Germany                  6.3%
net of sales charges(2)                       Spain                    5.2%
as of 6/30/98                                 The Netherlands          5.1%
                                              Italy                    3.9%
3 months            -1.95%                    Sweden                   2.2%
6 months            10.64%                    Emerging Markets         3.9%
Life of Fund(1)      7.83%                    Cash Equivalents         3.7%
                                              Rest of World            8.6%
(1) Date of inception 9/2/97.
(2) Results reflect the maximum 4.00% sales charge.

See page 2 for more fund performance information.

The Flex-Partners 1998 Semi-Annual Report * page 10

                                     THE FLEX-PARTNERS
                               1998 Semi-Annual Report     [PHOTO] Pocketwatch
             Portfolio Holdings & Financial Statements





                                  The Flex-Partners 1998 Semi-Annual Report   11

                             GROWTH STOCK PORTFOLIO
            Portfolio of Investments as of June 30, 1998 (Unaudited)

INDUSTRIES/CLASSIFICATIONS             SHARES OR FACE AMOUNT    VALUE
--------------------------             ---------------------    -----

   COMMON STOCKS - 78.6%

      AEROSPACE/DEFENSE - 1.2%
      Boeing Co.                                 3,590 $       159,979
      Cordant Technologies, Inc.                   350          16,144
      General Dynamics Corp.                     1,000          46,500
      General Motors Corp. - Class H               330          15,531
      Gulfstream Aerospace Corp. #                 150           6,975
      Lockheed Martin Corp.                        530          56,114
      Northrup Grumman Corp.                       200          20,625
      Raytheon Co. - Class B #                   1,070          63,264
      Textron, Inc.                              1,060          75,989
      United Technologies Corp.                  1,400         129,500
                                                               -------
                                                               590,621

      AIR TRANSPORTATION - 0.3%
      AMR Corp. #                                  750          62,437
      Delta Air Lines, Inc.                        315          40,714
      Southwest Airlines                           890          26,311
      USAir Group #                                340          26,945
                                                               -------
                                                               156,407

      ALUMINUM - 0.1%
      Aluminum Company of America                  860          56,706

      APPAREL - 0.5%
      Fruit of the Loom, Inc. #                  4,800         159,300
      Polo Ralph Lauren Corp. #                  2,100          58,800
                                                               -------
                                                               218,100

      AUTO & TRUCK - 1.7%
      Chrysler Corp.                             2,200         124,025
      Ford Motor Co.                             6,500         383,500
      General Motors Corp.                       4,000         267,250
      Paccar, Inc.                                 178           9,300
      TRW, Inc.                                    770          42,061
                                                               -------
                                                               826,136

      BANKING - 0.4%
      J.P. Morgan & Co.                          1,000         117,063
      Washington Mutual Savings Bank             1,755          76,233
                                                               -------
                                                               193,296

      BEVERAGE--ALCOHOLIC - 0.5%
      Anheuser-Busch Cos., Inc.                  2,400         113,250
      Canadaigua Wine Co. #                      2,600         127,887
                                                               -------
                                                               241,137

      BEVERAGE--SOFT DRINK - 1.5%
      Coca-Cola Co.                              5,100         436,050
      Pepsico, Inc.                              6,500         267,719
                                                               -------
                                                               703,769

      BUILDING MATERIALS - 0.3%
      Crane Co.                                    280          13,597
      Foster Wheeler Corp.                       2,712          58,139
      Masco Corp.                                  800          48,400
      Willbros Group #                           1,500          23,438
                                                               -------
                                                               143,574


      CAPITAL GOODS - 0.1%
      Cooper Industries                            260          14,284
      Eaton Corp.                                  166          12,906
      Ingersoll-Rand                               356          15,686
                                                                ------
                                                                42,876

      CHEMICAL--DIVERSIFIED - 1.4%
      Air Products & Chemicals, Inc.             1,070          42,800
      E.I. du Pont de Nemours & Co.              5,350         399,578
      Monsanto Corp.                             2,840         158,685
      Praxair, Inc.                                650          30,428
      Rohm & Haas Co.                              335          34,798
      Union Carbide Corp.                          460          24,552
                                                               -------
                                                               690,841

      CHEMICAL--SPECIALTY - 0.0%
      Sigma Aldrich                                440          15,455


12   The Flex-Partners 1998 Semi-Annual Report

INDUSTRIES/CLASSIFICATIONS                 SHARES OR FACE AMOUNT    VALUE
--------------------------                 ---------------------    -----

      COMMERCIAL SERVICES - 0.2%
      Cognizant Corp.                                 750          47,250
      Dun & Bradstreet                              1,260          45,360
                                                                   ------
                                                                   92,610

      COMPUTERS & PERIPHERALS - 2.3%
      Allied Waste Industries, Inc. #               1,080          25,920
      Compaq Computer Corp.                         3,660         103,852
      Dell Computer Corp. #                         3,310         307,209
      EMC Corp./Mass #                              4,210         188,661
      EVI Weatherford, Inc. #                         760          28,120
      IBM                                           3,420         392,659
      Micron Technology, Inc. #                       500          12,406
      Sun Microsystems #                              940          40,831
                                                                ---------
                                                                1,099,658

      COMPUTER SOFTWARE & SERVICES - 4.2%
      America Online, Inc. #                          610          64,126
      Cambridge Technologies Partners, Inc. #         640          34,960
      Ceridian Co. #                                  600          35,250
      Citrix Systems, Inc. #                          700          47,863
      Computer Associates International, Inc.       2,555         141,962
      Computer Sciences Corp. #                       560          35,840
      DST Systems, Inc. #                             350          19,600
      First Data Corp.                              1,600          53,300
      Manugistics Group, Inc. #                       125           3,094
      Microsoft Corp. #                            11,174       1,210,982
      National Data Corp.                             900          39,375
      Network Associates, Inc. #                    1,140          54,577
      Oracle Corp. #                                3,430          84,249
      Parametric Technology Co. #                     600          16,275
      Peoplesoft, Inc. #                            1,500          70,500
      Sapient Corp. #                                 300          15,825
      Saville Systems plc - Sponsored ADR #           280          14,035
      Sterling Commerce, Inc. #                     1,050          50,925
      Sungard Data Systems, Inc. #                    770          29,549
      Wind River Systems #                            600          21,525
                                                                ---------
                                                                2,043,812

      COMPUTER SYSTEMS - 0.1%
      Visio Corp. #                                   700          33,425

      CONSUMER NON-DURABLE - 3.7%
      Chattem, Inc. #                               7,500         200,625
      The Clorox Co.                                1,900         181,688
      Haggar Corp.                                 11,500         146,625
      Procter & Gamble Co.                          7,900         719,394
      Rubbermaid, Inc.                             11,400         376,200
      Tupperware Corp.                              6,500         182,812
                                                                ---------
                                                                1,807,344

      COPPER - 0.0%
      Phelps Dodge Corp.                              240          13,725

      COSMETICS - 1.4%
      Avon Products, Inc.                             400          30,975
      International Flavors & Fragrances, Inc.      3,900         169,406
      Kimberly-Clark Corp.                          2,300         105,513
      Playtex Products, Inc. #                     22,500         358,594
                                                                  -------
                                                                  664,488

      DATA PROCESSING - 0.1%
      Fiserv, Inc. #                                  650          27,605
      I2 Technologies, Inc. #                         360          12,645
                                                                   ------
                                                                   40,250

      DIVERSIFIED - 1.2%
      Allied Signal, Inc.                           2,200          97,625
      Corning, Inc.                                   740          25,715
      Minnesota Mining & Manufacturing Co.            900          73,969
      National Service Industries                     430          21,876
      Norfolk Southern Corp.                        1,550          46,209
      PPG Industries, Inc.                            970          52,259
      Ralston Purina                                  600          70,088
      Tenneco                                         559          21,277
      Tyco International                            2,470         155,610
                                                                  -------
                                                                  564,628

                                  The Flex-Partners 1998 Semi-Annual Report   13

INDUSTRIES/CLASSIFICATIONS                SHARES OR FACE AMOUNT    VALUE
--------------------------                ---------------------    -----

      DRUG - 6.4%
      Abbott Labs                                  5,530         226,730
      Bristol Myers Squibb                         5,170         594,227
      Eli Lilly & Co.                              3,270         216,637
      Merck & Co., Inc.                            5,660         757,025
      Pfizer, Inc.                                 6,180         671,689
      Schering Plough Corp.                        4,390         402,234
      Warner Lambert Co.                           3,210         222,694
                                                               ---------
                                                               3,091,236

      DRUGSTORE - 0.1%
      Longs Drug Stores                            2,000          57,750

      ELECTRIC--INTEGRATED - 0.6%
      FPL Group, Inc.                                780          49,140
      Houston Industries, Inc.                     1,510          46,527
      Texas Utilities Co.                          2,590         107,809
      Unicom Corp.                                 3,050         106,941
                                                                 -------
                                                                 310,417

      ELECTRIC PRODUCTION - 0.0%
      Sundstrand Corp.                               350          20,037

      ELECTRIC UTILITY - 0.5%
      American Electric Power, Inc.                1,130          51,274
      Duke Power Co.                               1,530          90,652
      Southern Co.                                 2,890          80,017
                                                                 -------
                                                                 221,943

      ELECTRICAL EQUIPMENT - 2.7%
      General Electric Corp.                      14,295       1,299,058
      Thomas & Betts                                 330          16,253
                                                               ---------
                                                               1,315,311


      ELECTRONIC COMPONENT SEMICONDUCTORS - 1.6%
      Intel                                        7,970         590,776
      KLA -Tencor Corp. #                            350           9,691
      Linear Tech Corp.                              200          12,063
      Motorola, Inc.                                 240          12,615
      Texas Instruments, Inc.                      2,200         128,287
                                                                 -------
                                                                 753,432

      ELECTRONIC COMPONENTS - 0.2%
      Emerson Electric                             1,729         104,388

      ELECTRONIC MEASUREMENT - 0.0%
      Teradyne, Inc. #                               390          10,433

      ELECTRONICS - 0.1%
      Altera Corp. #                                 480          14,190
      Rockwell International Corp.                   700          33,600
                                                                  ------
                                                                  47,790

      ENERGY - 0.0%
      Western Atlas #                                200          16,975

      FINANCE - 7.9%
      Banc One Corp.                               3,300         184,181
      Bank of Boston Corp.                         1,600          89,000
      Bankers Trust New York Co.                     600          69,638
      Chase Manhattan Corp.                        6,600         498,300
      Citicorp                                     2,300         343,275
      Equifax, Inc.                                1,070          38,854
      Federal Home Loan Mortgage Corp.             1,900          89,419
      Federal National Mortgage Corp.              2,300         139,725
      First Chicago NBD Corp.                      1,700         150,662
      First Union Corp.                            6,068         353,461
      Firstplus Financial Group #                  7,100         255,600
      Fleet Financial Group, Inc.                  1,200         100,200
      Green Tree Financial Corp.                   1,700          72,781
      Lehman Brothers Holdings, Inc.               1,300         100,831
      Mellon Bank Corp.                            3,000         209,063
      Merrill Lynch & Co.                            600          55,350
      NationsBank Corp.                            5,225         400,692
      Norwest Corp.                                6,200         232,500
      PNC Bank Corp.                               2,400         129,300
      Ryder Systems, Inc.                            310           9,784
      SunTrust Banks, Inc.                           900          73,181
      Wells Fargo & Co.                              600         221,400
                                                               ---------
                                                               3,817,197

      FINANCIAL SERVICES - 2.3%
      American Express Co.                         1,500         170,625
      Associates First Capital                     3,400         261,587
      Avery Dennison Corp.                           720          38,700
      BankAmerica Corp.                            4,400         380,600


14   The Flex-Partners 1998 Semi-Annual Report

INDUSTRIES/CLASSIFICATIONS                SHARES OR FACE AMOUNT    VALUE
--------------------------                ---------------------    -----

      Capital One Financial Corp.                  1,700         211,119
      HF Ahmanson & Co.                              800          56,800
                                                               ---------
                                                               1,119,431

      FOREST PRODUCTS - 0.2%
      Georgia Pacific Corp.                          430          25,343
      Weyerhauser Co.                              1,120          51,730
      Willamette Industries, Inc.                    640          20,480
                                                                  ------
                                                                  97,553

      HEALTH - 1.4%
      American Home Products                       5,950         307,913
      Humana, Inc. #                               1,160          36,177
      Johnson & Johnson                            4,300         318,200
                                                                 -------
                                                                 662,290

      HOTEL/GAMING - 0.3%
      Hilton Hotels Corp.                          5,100         145,988

      INSTRUMENTS--CONTROLS - 0.2%
      Honeywell, Inc.                                630          52,644
      Johnson Controls, Inc.                         197          11,389
      Parker Hannifin Corp.                          246           9,379
                                                                  ------
                                                                  73,412

      INSTRUMENTS--SCIENTIFIC - 0.0%
      Perkin Elmer Corp.                             250          15,547

      INSURANCE--LIFE - 0.8%
      AmerUs Life Holdings, Inc.                   7,841         253,852
      Transamerica Corp.                           1,100         126,637
                                                                 -------
                                                                 380,489

      INSURANCE--MULTILINE - 2.2%
      Allstate                                     1,800         164,813
      American International Group                 2,250         328,500
      Conseco, Inc.                                5,700         267,187
      Travelers Group, Inc.                        4,847         293,849
                                                               ---------
                                                               1,054,349

      LASERS--SYSTEMS & COMPONENTS - 0.0%
      Uniphase Corp. #                               330          20,718

      MACHINERY - 0.4%
      Deere & Co.                                  2,140         113,086
      Dover Corp.                                    514          17,605
      Lancer Corp. #                               3,700          59,662
      W.W. Grainger                                  234          11,656
                                                                 -------
                                                                 202,009

      MACHINERY--CONSTRUCTION & MINING - 0.4%
      Case Corp.                                     176           8,492
      Caterpillar, Inc.                            1,395          73,804
      Halliburton Co.                              1,300          57,769
      NACCO Industries, Inc.                         375          48,469
                                                                 -------
                                                                 188,534

      MANUFACTURING - 0.2%
      Mueller Industries, Inc. #                   1,500          55,688
      Owens Illinois #                               670          29,982
                                                                  ------
                                                                  85,670

      MARKETING SERVICES - 0.1%
      Omnicom Group, Inc.                            975          48,628

      MATERIALS & SERVICES - 0.6%
      Champion International Corp.                   425          20,905
      Dana Corp.                                     370          19,703
      Deluxe Corp.                                   490          17,517
      Ecolab, Inc.                                   600          18,600
      Hercules, Inc.                                 570          23,441
      Illinois Tool Works, Inc.                    1,490          99,364
      Service Corp. International                  1,350          57,881
      Sherwin-Williams Co.                           920          30,475
                                                                 -------
                                                                 287,886

      MEDICAL PRODUCTS - 0.8%
      Algos Pharmaceutical Corp. #                 1,880          50,760
      Centor, Inc. #                               2,080          75,400
      GelTex Pharmaceuticals, Inc. #               2,670          49,729
      IDEC Pharmaceuticals Corp. #                 1,160          27,332
      MedImmune, Inc. #                            1,990         124,126
      Neurex Corp. #                                 990          30,071
      PhyCor, Inc. #                               1,480          24,513
                                                                 -------
                                                                 381,931

                                  The Flex-Partners 1998 Semi-Annual Report   15

INDUSTRIES/CLASSIFICATIONS                SHARES OR FACE AMOUNT    VALUE
--------------------------                ---------------------    -----


      MEDICAL SERVICES - 0.4%
      Columbia/HCA Healthcare Corp.                 1,400          40,775
      Genzyme Corp. #                               1,370          35,021
      HBO & Co.                                     2,370          83,543
      Shared Medical Systems                          420          30,844
                                                                  -------
                                                                  190,183

      MEDICAL SUPPLIES - 0.6%
      Boston Scientific Co. #                         738          52,859
      IDEXX Laboratories, Inc. #                    1,280          31,840
      Medtronic, Inc.                               2,850         181,688
                                                                  -------
                                                                  266,387

      MEDICAL--HMO - 0.2%
      United Healthcare Co.                         1,740         110,816

      MINING - 0.2%
      Barrick Gold Corp.                            1,800          34,650
      Newmont Mining Corp.                          1,300          30,712
      Tubos de Acero de Mexico SA #                 1,900          24,344
                                                                   ------
                                                                   89,706

      MULTIMEDIA - 0.4%
      Gannett Co., Inc.                             2,900         206,081

      NATURAL GAS DISTRIBUTOR - 0.1%
      Williams Companies, Inc.                      1,300          43,875

      NETWORKING PRODUCTS - 1.0%
      3Com Corp. #                                    470          14,423
      Cisco Systems, Inc. #                         5,175         476,423
                                                                  -------
                                                                  490,846

      OFFICE AUTOMATION & EQUIPMENT - 1.0%
      Hewlett Packard                               3,980         238,303
      Pitney Bowes, Inc.                            1,760          84,700
      Xerox Corp.                                   1,450         147,356
                                                                  -------
                                                                  470,359

      OIL/GAS--DOMESTIC - 1.7%
      Amoco Corp.                                   4,000         167,000
      Apache Corp.                                    200           6,300
      Atlantic Richfield                            1,100          85,937
      Baker Hughes                                  1,100          38,019
      Burlington Resources                          1,500          64,594
      Devon Energy                                    700          24,456
      Enron Corp.                                     400          21,625
      Mobil Corp.                                   3,600         275,850
      Murphy Oil Corp.                                400          20,275
      Noble Drilling Co. #                          1,300          31,281
      Sonat, Inc.                                     400          15,450
      USX Marathon Group                            1,800          61,763
                                                                  -------
                                                                  812,550


      OIL/GAS--INTERNATIONAL - 2.1%
      Chevron Corp.                                 2,800         234,500
      Exxon Corp.                                  11,050         788,694
                                                                ---------
                                                                1,023,194

      OILFIELD SERVICES/EQUIPMENT - 0.4%
      Dresser Industries                              600          26,438
      Enron Exchangeable Notes                      1,000          20,000
      Schlumberger LTD                              2,200         150,287
      Union Pacific Resources                         800          14,050
                                                                  -------
                                                                  210,775

      OIL & NATURAL GAS - 0.2%
      Amerada Hess                                    500          27,156
      Ocean Energy, Inc. #                          1,560          30,518
      Seagull Energy Corp. #                        2,900          48,031
                                                                  -------
                                                                  105,705

      PAPER & FOREST PRODUCTS - 0.3%
      Bemis Co., Inc.                                 310          12,671
      Bowater, Inc.                                   220          10,395
      Fort James Corp.                                910          40,609
      International Paper                           1,385          59,555
      Mead Corp.                                      720          22,860
      Union Camp Corp.                                340          16,872
                                                                  -------
                                                                  162,962

16   The Flex-Partners 1998 Semi-Annual Report

INDUSTRIES/CLASSIFICATIONS                SHARES OR FACE AMOUNT    VALUE
--------------------------                ---------------------    -----

      PETROLEUM--INTEGRATED - 1.5%
      Occidental Petroleum Corp.                      400          10,800
      Phillips Petroleum                            1,400          67,463
      Royal Dutch Petroleum                         9,400         515,237
      Texaco                                        1,900         113,406
      Unocal Corp.                                  1,000          35,750
                                                                  -------
                                                                  742,656

      PRINTING--COMMERCIAL - 0.3%
      World Color Press, Inc. #                     3,500         122,500

      PROTECTION--SAFETY EQUIPMENT - 0.7%
      Lo-Jack Corp. #                              25,500         317,156

      PUBLISHING - 0.4%
      The Reader's Digest Association, Inc.         6,700         181,738

      RAILROAD TRANSPORTATION - 0.2%
      Burlington Northern Santa Fe                    620          60,876
      Union Pacific Corp.                           1,020          44,880
                                                                  -------
                                                                  105,756

      RENTAL--AUTO/EQUIPMENT - 0.4%
      Budget Group Inc. #                           3,400         108,588
      The Hertz Corp.                               2,200          90,475
                                                                  -------
                                                                  199,063

      RESTAURANT - 0.6%
      McDonald's Corp.                              1,600         110,400
      Wendy's International, Inc.                   7,300         171,550
                                                                  -------
                                                                  281,950

      RETAIL GROCERY - 0.3%
      Albertsons, Inc.                              2,500         129,531

      RETAIL STORE - 3.3%
      Kmart #                                      34,100         656,425
      OfficeMax #                                  11,700         193,050
      Sears, Roebuck & Co.                          4,000         244,250
      WalMart Stores, Inc.                          8,000         486,000
                                                                ---------
                                                                1,579,725

      SERVICES - 0.2%
      Automatic Data Processing, Inc.               1,210          88,179
      Paychex, Inc.                                   787          32,021
                                                                  -------
                                                                  120,200

      TELECOMMUNICATION EQUIPMENT - 1.8%
      Advanced Fibre Communication, Inc. #            810          32,451
      General Signal Corp.                          1,641          59,076
      Loral Space & Communications Ltd. #           4,240         119,780
      Newbridge Networks Corp. #                    4,000          96,125
      Nokia Corp. - ADR - A                         1,980         144,045
      Northern Telecom LTD                          2,370         134,497
      P-Com, Inc. #                                 6,140          56,219
      QUALCOMM, Inc. #                              2,250         126,422
      Telecomunicacoes Brasileiras SA - ADR         1,140         124,260
                                                                  -------
                                                                  892,875

      TELECOMMUNICATION SERVICES - 6.6%
      Airtouch Communications #                     2,070         120,966
      AT&T                                          8,230         470,139
      Bell Atlantic Corp.                           4,160         189,800
      BellSouth Corp.                               4,240         284,610
      Cablevision Systems Corp. #                     400          33,400
      Frontier Corp.                                2,740          86,310
      GTE Corp.                                     4,050         225,281
      Lucent Technologies, Inc.                     6,000         499,125
      MediaOne Group, Inc. #                        2,390         105,011
      MCI Communication                             2,820         163,913
      SBC Communications                           12,300         494,306
      Sprint Corp.                                  1,510         106,455
      Telefonaktiebolaget LM Ericsson - ADR           470          13,454
      Tellabs, Inc. #                                 940          67,328
      U.S. West, Inc.                               1,350          63,197
      Worldcom, Inc. #                              5,580         270,281
                                                                ---------
                                                                3,193,576

      TOBACCO - 2.0%
      Gallaher Group, plc - ADR                     2,800          61,250
      Imperial Tobacco                              4,400          63,580
      Philip Morris Companies                      14,400         567,000
      UST, Inc.                                    10,900         294,300
                                                                  -------
                                                                  986,130

                                  The Flex-Partners 1998 Semi-Annual Report   17

INDUSTRIES/CLASSIFICATIONS                     SHARES OR FACE AMOUNT    VALUE
--------------------------                     ---------------------    -----

      TRANSPORTATION - 0.1%
      FDX Corp. #                                         578          36,270

      TRUCKING/TRANSPORTATION LEASING - 0.1%
      CSX, Corp.                                          867          39,448

      UTILITIES - 0.2%
      PT Indosat - Sponsored ADR                        6,700          74,538

      WASTE DISPOSAL--NON-HAZARDOUS - 0.1%
      USA Waste Services, Inc. #                        1,398          69,025

================================================================================
TOTAL COMMON STOCKS
(Cost $29,466,026 )                                                38,025,778
--------------------------------------------------------------------------------

U.S. TREASURY OBLIGATIONS - 0.8%

   U.S. Treasury Bills
   *  4.99%, 09/03/98                                 400,000         396,469
   ** 5.02%, 01/07/99                                   6,000           5,839

================================================================================
   TOTAL U.S. TREASURY OBLIGATIONS
   (Cost $402,293 )                                                   402,308
--------------------------------------------------------------------------------

REPURCHASE AGREEMENTS - 20.4%

      Merrill Lynch, 6.30%, 07/01/98,
      (Collateralized by $10,273,000
      Daimler-Benz Yankee Commercial Paper,
      09/25/98, market value - $10,273,000)         9,936,000       9,936,000

================================================================================
   TOTAL REPURCHASE AGREEMENTS
   (Cost $9,936,000 )                                               9,936,000
--------------------------------------------------------------------------------

================================================================================
TOTAL INVESTMENTS - 100.0%
(Cost $39,804,319 )                                               $48,364,086
--------------------------------------------------------------------------------


FUTURES CONTRACTS                                        CONTRACTS       VALUE

   Long, S&P 500 Futures, face amount $6,378,575
      expiring September 1998.                               23      $6,572,250

================================================================================
TOTAL FUTURES CONTRACTS                                              $6,572,250
--------------------------------------------------------------------------------

ADR American Depositary Receipt

*  Pledged as collateral on futures contracts.

** Pledged as collateral on Letter of Credit.

#  Represents non-income producing securities.


See accompanying notes to financial statements.


18   The Flex-Partners 1998 Semi-Annual Report

                            UTILITIES STOCK PORTFOLIO
            Portfolio of Investments as of June 30, 1998 (Unaudited)

   INDUSTRIES/CLASSIFICATIONS                 SHARES OR FACE AMOUNT      VALUE
   --------------------------                 ---------------------      -----

   COMMON STOCKS - 98.9%

      DIVERSIFIED UTILITY - 1.0%
         Citizens Utilities Co.--Class B #               13,911       $133,889

      ELECTRIC/GAS UTILITY - 8.5%
         AGL Resources, Inc.                             16,100        318,981
         MDU Resources Group, Inc.                        6,000        214,125
         NIPSCO Industries, Inc.                          9,400        263,200
         UtiliCorp United, Inc.                          10,000        376,875
                                                                     ---------
                                                                     1,173,181

      ELECTRIC UTILITY - 12.0%
         Cinergy Corp.                                    7,800        273,000
         Enersis S.A. - ADR                              10,550        257,816
         LG&E Energy Corp.                               13,944        377,360
         New Century Energies, Inc.                       5,600        254,450
         PacifiCorp                                       9,800        221,725
         TECO Energy, Inc.                               10,400        278,850
                                                                     ---------
                                                                     1,663,201

      ENERGY - 1.7%
         CalEnergy Co., Inc. #                            8,000        240,500

      NATURAL GAS (DISTRIBUTOR) - 15.8%
         Bay State Gas Co.                               11,100        425,269
         Consolidated Natural Gas Co.                     8,200        482,775
         KeySpan Energy Corp.                            19,100        643,431
         MCN Corp.                                        6,000        150,000
         TransCanada Pipelines Ltd.                       8,100        180,225
         UGI Corp.                                        1,900         47,262
         WICOR, Inc.                                     11,200        259,000
                                                                     ---------
                                                                     2,187,962

      OIL/GAS (DOMESTIC) - 10.7%
         El Paso Natural Gas Co.                          8,440        322,830
         Enron Corp.                                      7,830        423,309
         Kinder Morgan Energy Partners, L.P.             14,824        535,517
         Questar Corp.                                   10,200        200,175
                                                                     ---------
                                                                     1,481,831

      TELECOMMUNICATION EQUIPMENT - 14.6%
         Loral Space & Communications Ltd. #             14,890        420,643
         P-Com, Inc. #                                   30,000        274,687
         QUALCOMM, Inc. #                                10,000        561,875
         Telecomunicacoes Brasileiras S.A. - ADR          7,000        763,000
                                                                     ---------
                                                                     2,020,205

      TELECOMMUNICATION SERVICES - 31.3%
         AirTouch Communications, Inc. #                  5,400        315,563
         Alltel Corp.                                     7,900        367,350
         Bell Atlantic Corp.                              4,600        209,875
         Frontier Corp.                                  19,300        607,950
         GTE Corp.                                        5,000        278,125
         Hong Kong Telecommunications Ltd. - ADR         18,240        344,280
         LCI International, Inc. #                       15,000        542,812
         PT Indosat - ADR                                20,000        222,500
         SBC Communications, Inc.                        17,740        709,600
         Sprint Corp.                                     4,300        303,150
         Telecom New Zealand - ADR                        5,000        163,750
         U.S. West Communications Group                   5,900        276,194
                                                                     ---------
                                                                     4,341,149

      WATER UTILITY - 3.3%
         American Water Works Co., Inc.                  14,900        461,900

================================================================================
      TOTAL COMMON STOCKS
      (Cost $11,130,406)                                            13,703,818
--------------------------------------------------------------------------------

   U.S. TREASURY BILLS - 0.0%

   *  5.02%, due 01/07/99                                 1,000            974

================================================================================
      TOTAL U.S. TREASURY BILLS
      (Cost $974)                                                          974
--------------------------------------------------------------------------------


                                  The Flex-Partners 1998 Semi-Annual Report   19

   INDUSTRIES/CLASSIFICATIONS                 SHARES OR FACE AMOUNT      VALUE
   --------------------------                 ---------------------      -----

   REPURCHASE AGREEMENTS - 1.1%

         Merrill Lynch, 6.30%, 07/01/98,
         (Collateralized by $162,000
         Daimler-Benz Yankee Commercial Paper,
         09/25/98, market value - $162,000)             157,000        157,000

================================================================================
   TOTAL REPURCHASE AGREEMENTS
   (Cost $157,000 )                                                    157,000
--------------------------------------------------------------------------------


   TOTAL INVESTMENTS
   (Cost $11,288,380 )                                             $13,861,792
--------------------------------------------------------------------------------

   ADR American Depositary Receipt

   *  Pledged as collateral on Letter of Credit.

   #  Represents non-income producing securities.



See accompanying notes to financial statements.



20   The Flex-Partners 1998 Semi-Annual Report

                            MUTUAL FUND PORTFOLIO
            Portfolio of Investments as of June 30, 1998 (Unaudited)


   INDUSTRIES/CLASSIFICATIONS                 SHARES OR FACE AMOUNT      VALUE
   --------------------------                 ---------------------      -----

   COMMON STOCKS - 12.0%

      AEROSPACE/DEFENSE - 0.7%
      Boeing Co.                                      7,000          $311,937
      United Technologies Corp.                       7,000           647,500
                                                                      -------
                                                                      959,437

      ALUMINUM - 0.4%
      Aluminum Company of America                     7,000           461,562

      AUTO AND TRUCK - 0.4%
      General Motors Corp.                            7,000           467,688

      BANKING - 0.6%
      J.P. Morgan & Co.                               7,000           819,437

      BEVERAGE -- SOFT DRINK - 0.5%
      Coca-Cola Co.                                   7,000           598,500

      CHEMICAL -- DIVERSIFIED - 0.7%
      E.I. du Pont de Nemours & Co.                   7,000           522,813
      Union Carbide Corp.                             7,000           373,625
                                                                      -------
                                                                      896,438

      COMPUTERS & PERIPHERALS - 0.6%
      IBM                                             7,000           796,687
      Raytheon Co. - Class A                            446            25,701
                                                                      -------
                                                                      822,388

      CONSUMER NON-DURABLE - 0.5%
      Proctor & Gamble Co.                            7,000           637,438

      DIVERSIFIED - 0.7%
      Allied-Signal, Inc.                             7,000           310,625
      Minnesota Mining & Manufacturing Co.            7,000           575,312
                                                                      -------
                                                                      885,937

      DRUG - 0.7%
      Merck & Co., Inc.                               7,000           936,250

      ELECTRICAL EQUIPMENT - 0.5%
      General Electric Corp.                          7,000           636,125

      FINANCIAL SERVICES - 0.6%
      American Express Co.                            7,000           796,250

      HEALTH - 0.4%
      Johnson & Johnson                               7,000           518,000

      INSURANCE -- MULTILINE - 0.3%
      Travelers Group, Inc.                           7,000           424,375

      MACHINERY -- CONSTRUCTION & MINING - 0.3%
      Caterpillar, Inc.                               7,000           370,344

      MULTIMEDIA - 0.6%
      Walt Disney Co.                                 7,000           735,438

      OFFICE AUTOMATION & EQUIPMENT - 0.3%
      Hewlett Packard                                 7,000           419,125

      OIL/GAS -- INTERNATIONAL - 0.8%
      Chevron Corp.                                   7,000           586,250
      Exxon Corp.                                     7,000           499,625
                                                                    ---------
                                                                    1,085,875

      PAPER & FOREST PRODUCTS - 0.2%
      International Paper                             7,000           301,000

      PHOTOGRAPHIC EQUIPMENT & SUPPLIES - 0.4%
      Eastman Kodak Co.                               7,000           511,437

      RESTAURANT - 0.4%
      McDonald's Corp.                                7,000           483,000

      RETAIL STORE - 0.7%
      Sears, Roebuck & Co.                            7,000           427,438
      WalMart Stores, Inc.                            7,000           425,250
                                                                      -------
                                                                      852,688

                                  The Flex-Partners 1998 Semi-Annual Report   21

   INDUSTRIES/CLASSIFICATIONS                 SHARES OR FACE AMOUNT      VALUE
   --------------------------                 ---------------------      -----

      TELECOMMUNICATION SERVICES - 0.3%
      AT&T                                            7,000           399,875

      TIRE & RUBBER - 0.3%
      Goodyear Tire & Rubber                          7,000           451,062

      TOBACCO - 0.2%
      Philip Morris Companies, Inc.                   7,000           275,625

================================================================================
      TOTAL COMMON STOCKS
      (Cost$13,792,960 )                                           15,745,294
--------------------------------------------------------------------------------

   MUTUAL FUNDS - 61.8%
      Aim Constellation Fund                             94            $2,785
      Aim Weingarten Equity Fund                        116             2,732
      Federated S&P 500 Maxcap Fund                  72,452         1,711,315
      Gabelli Growth                                 51,251         1,710,250
      Gabelli Value                                 684,932        11,602,740
      Janus Twenty Fund                             311,382        13,106,086
      Legg Mason Value Trust Fund                   251,388        12,996,785
      MFS Investor Growth - Class A                 843,478        12,997,997
      Mutual Shares Fund                                321             7,299
      PBHG Growth Fund                                  624            16,960
      Rydex OTC Fund                                419,604        12,755,958
      Safeco Growth Fund                            531,696        13,967,649
      T. Rowe Price New Era Fund                        147             3,928
      T. Rowe Price New Horizons Fund                   155             3,893

================================================================================
      TOTAL MUTUAL FUNDS
      (Cost $75,648,286 )                                          80,886,377
--------------------------------------------------------------------------------

   MONEY MARKET MUTUAL FUNDS - 2.2%
      Charles Schwab Money Market Fund            2,617,312         2,617,312
      Fidelity Core Money Market Fund               307,835           307,835

================================================================================
      TOTAL MONEY MARKET MUTUAL FUNDS
      (Cost $2,925,147 )                                            2,925,147
--------------------------------------------------------------------------------

   U.S.TREASURY BILLS - 1.2%
   *  4.99%, due 09/03/98                        $1,500,000         1,486,756
   ** 5.02%, due 01/07/99                            30,100            29,294

================================================================================
       TOTAL U.S. TREASURY BILLS
       (Cost $1,515,996 )                                           1,516,050
--------------------------------------------------------------------------------

   REPURCHASE AGREEMENTS - 22.8%
         Merrill Lynch, 6.30%, 07/01/98,
          (Collateralized by $30,815,000 Daimler-Benz
          Yankee Commercial Paper, 09/25/98,
          market value - $30,815,000)            29,805,000        29,805,000

================================================================================
      TOTAL REPURCHASE AGREEMENTS
      (Cost$29,805,000 )                                           29,805,000
--------------------------------------------------------------------------------

================================================================================
   TOTAL INVESTMENTS - 100.0%
   (Cost $123,687,389)                                           $130,877,868
--------------------------------------------------------------------------------

    FUTURES CONTRACTS                                CONTRACTS          VALUE

      Long, S&P 500 Futures, face amount
      $29,184,125 expiring September 1998.              103       $29,432,250

================================================================================
    TOTAL FUTURES CONTRACTS                                       $29,432,250
--------------------------------------------------------------------------------

   *  Pledged as collateral on futures contracts.

   ** Pledged as collateral on Letter of Credit.


See accompanying notes to financial statements.


22   The Flex-Partners 1998 Semi-Annual Report

                           INTERNATIONAL EQUITY FUND
            Portfolio of Investments as of June 30, 1998 (Unaudited)

                                                         SHARES OR FACE
INDUSTRIES/CLASSIFICATIONS                                   AMOUNT        VALUE
--------------------------                                   ------        -----

COMMON STOCKS - 96.3%

   AEROSPACE/DEFENSE - 0.5%
               British Aerospace plc                          11,124  $   85,384

   AGRICULTURE & FOOD - 0.0%
               Kuala Lumpur Kepong Bhd                         5,000       8,077

   AIR TRANSPORT - 0.3%
               British Airways plc                             1,262      13,593
               Japan Airlines Co.                              9,000      25,032
               Singapore Airlines Ltd.                         1,000       4,676
                                                                          43,301

   APPAREL - 0.7%
               Alexon Group plc #                              3,181      12,235
               Castellum AB                                    5,700      67,186
               Espirit Holdings Ltd.                          28,000       8,492
               Onward Kashiyama Co., Ltd.                      3,000      37,504
                                                                         125,417

   AUTO & TRUCK - 2.3%
               Daimler - Benz AG                               1,001      98,436
               Honda Motor Co., Ltd.                           3,000     106,784
               Toyota Motor Corp.                              7,000     181,071
                                                                         386,291

   AUTOPARTS -- REPLACEMENT - 0.3%
               Denso Corp.                                     3,000      49,717
                                                                          49,717

   BANKING - 15.0%
               Abbey National plc                              1,259      22,436
               Asahi Bank Ltd.                                11,000      48,348
               Australia & New Zealand Banking
                 Group Ltd.                                    5,600      38,633
               Banco Comercial Portugues SA                    2,850      80,924
               Bank of Scotland                                4,705      52,640
               Bank of Tokyo-Mitsubishi Ltd.                   8,000      84,678
               Banque Cantonale de Geneve                        320     101,160
               Banque Nationale de Paris                       2,300     187,926
               Barclays plc                                    3,061      88,413
               Compahnie Financiere de Paribas                   800      85,610
               Corporacion Bancaria de Espana SA               4,000      87,530
               Credito Italiano                               25,000     130,868
               Credit Suisse Group                               500     111,254
               Dai-Ichi Kangyo Bank Ltd.                       6,000      35,234
               Dao Heng Bank Group Ltd.                        5,000       7,098
               Den Danske Bank                                   400      47,986
               Development Bank of Singapore Ltd.              1,300       7,195
               Erste Bank Der Oesterreichischen
                 Sparkassen AG #                               1,550      93,984
               HSBC Holdings plc                               1,200      29,348
               HSBC Holdings plc                               4,596     116,645
               Hang Seng Bank Ltd.                             2,000      11,305
               ING Groep NV                                    1,450      94,946
               Industrial Bank of Japan Ltd.                   7,000      43,881
               Julius Baer Holding AG                             24      75,079
               KBC Bancassurance Holding                       1,080      96,651
               Macquarie Bank Ltd.                             1,200      10,738
               Malayan Banking Bhd                             8,000       8,063
               Mitsubishi Trust & Banking Corp.                6,000      50,971
               National Australia Bank Ltd.                    3,060      40,363
               National Bank of Greece SA                        816     104,561
               National Westminster Bank plc                   1,525      27,304
               Overseas-Chinese Banking Corp., Ltd.            2,000       6,807
               Royal Bank of Scotland Group plc                2,318      40,187
               Sanwa Bank Ltd.                                 4,000      35,768
               Schroders plc                                     975      25,038
               Schweizerischer Bankverein                        435     167,771
               Sumitomo Bank Ltd.                              6,000      58,364
               Sumitomo Trust & Banking Corp.                  3,000      13,402
               Tokai Bank Ltd.                                 6,000      33,029
               Union Bank of Switzerland                         468     169,699
                                                                       2,571,837

   BEVERAGE -- ALCOHOLIC - 0.6%
               Allied Domecq plc                               1,746      16,315
               Diageo plc                                      2,682      31,931
               Pernod Ricard                                     900      62,372
                                                                         110,618

                                  The Flex-Partners 1998 Semi-Annual Report   23

                                                         SHARES OR FACE
INDUSTRIES/CLASSIFICATIONS                                   AMOUNT        VALUE
--------------------------                                   ------        -----

   BROADCASTING -- CABLE TV - 0.3%
               British Sky Broadcasting Group plc              3,666      26,411
               Carlton Communications plc                      1,415      12,620
               Reuters Holdings plc                            1,621      18,555
                                                                          57,586

   BROADCASTING & PUBLISHING - 0.3%
               News Corporation Ltd.                           5,500      44,891


   BUILDING & CONSTRUCTION - 2.0%
               Berkeley Group plc                              1,994      20,828
               Grupo Acciona Sa                                  250      59,573
               New World Infrastructure Ltd. #                 7,000       8,040
               Obayashi Corp.                                 15,000      63,552
               RMC Group plc                                     620      10,770
               Sekisui House Ltd.                              3,000      23,237
               Suez Lyonnaise des Eaux                           840     138,240
               Taisie Corp.                                   10,000      21,616
                                                                         345,856

   BUILDING MATERIALS - 0.2%
               Pioneer International Ltd.                      2,200       5,245
               Wolseley plc                                    4,385      25,993
                                                                          31,238

   CHEMICALS - 1.0%
               Bayer AG                                        1,140      58,989
               Imperial Chemical Industries                    2,480      39,975
               Shin-Etsu Chemical Co., Ltd.                    4,000      69,172
                                                                         168,136

   CHEMICALS -- DIVERSIFIED - 2.1%
               BOC Group plc                                     668       9,118
               Henkel KGaA                                     2,200     217,562
               Montedison SpA                                100,000     124,047
                                                                         350,727

   COMPUTERS & PERIPHERALS - 3.1%
               Baan Co. NV                                     3,500     125,774
               Cap Gemini                                      1,122     176,298
               Fujitsu Ltd.                                    4,000      42,079
               NEC Corp.                                       5,000      46,583
               SAP AG                                            200     135,734
                                                                         526,468

   CONSUMER DURABLES - 0.2%
               Unilever plc                                    3,124      33,544

   COSMETICS - 0.5%
               Kao Corp.                                       5,000      77,098

   DATA PROCESSING - 0.1%
               Industri-Matematik International
                 Corp. ADR #                                   2,000      22,000

   DISTRIBUTION WHOLESALER - 0.5%
               Marubeni Corp.                                  7,000      13,971
               Mitsui & Co.                                   12,000      64,849
                                                                          78,820

   DIVERSIFIED - 1.4%
               Brambles Industries Ltd.                        1,650      32,381
               Broken Hill Proprietary Co., Ltd.               1,650      13,948
               Granada Group plc                               2,256      41,559
               Hutchison Whampoa Ltd.                          8,000      42,228
               Lagardere SCA                                   1,070      44,545
               Rio Tinto Ltd.                                  1,190      14,149
               Securicor plc                                   3,611      29,585
               Tomkins plc                                     3,450      18,824
                                                                         237,219

   DRUG - 1.6%
               Rhodia SA #                                     3,500      97,602
               Sankyo Co., Ltd.                                1,000      22,769
               Smithkline Beecham plc                         11,989     145,937
                                                                         266,308

   ELECTRIC PRODUCTION -- MISCELLANEOUS - 1.4%
               CLP Holdings Ltd.                               5,000      22,779
               Chubu Electric Power Co., Inc.                  5,000      74,576
               Hitachi Ltd.                                    6,000      39,125
               National Grid Group plc                         3,008      20,289

24   The Flex-Partners 1998 Semi-Annual Report

                                                         SHARES OR FACE
INDUSTRIES/CLASSIFICATIONS                                   AMOUNT        VALUE
--------------------------                                   ------        -----


               Scottish Power plc                              4,733      41,778
               Southern Electric plc                           3,359      31,023
               Tenaga Nasional Bhd                             6,000       7,233
                                                                         236,803

   ELECTRONIC COMPONENT -- MISCELLANEOUS - 3.7%
               Fanuc Ltd.                                      2,000      69,172
               Fujikura Ltd.                                   5,000      22,265
               Hirose Electric Co., Ltd.                         600      29,268
               Mabuchi Motor Co., Ltd.                         1,200      76,089
               Matsushita Electric Industrial Co., Ltd.        6,000      96,408
               Minebea Co., Ltd.                               7,000      69,655
               Sony Corp.                                      1,000      86,104
               STMicroelectronics #                            2,300     163,009
               Yokogawa Electric Corp.                         4,000      21,328
                                                                         633,298

   ENGINEERING RESEARCH & DEVELOPMENT - 0.0%
               Metallgesellschaft AG                           7,550       1,518
               United Engineers Bhd                            8,000       3,260
                                                                           4,778

   FINANCE - 1.6%
               Credit Saison Co., Ltd.                         2,500      49,537
               Lend Lease Corp., Ltd.                          1,500      30,329
               Lloyds TSB Group plc                           11,410     159,355
               Nomura Securities Co., Ltd.                     3,000      34,910
                                                                         274,131

   FINANCIAL SERVICES - 0.8%
               Legal & General Group plc                       4,900      52,246
               Unidanmark A/S                                  1,000      89,865
                                                                         142,111

   FOOD -- DIVERSIFIED - 3.0%
               Cadbury Schweppes plc                           3,815      59,074
               Goodman Fielder Ltd.                           11,100      16,154
               Nestle SA                                         100     214,003
               Royal Canin SA                                  3,300     188,852
               Tesco plc                                       3,940      38,427
                                                                         516,510

   FOOD WHOLESALER - 0.4%
               Nissin Food Products                            4,000      71,622

   HOTEL/GAMING - 1.1%
               Accor SA                                          560     156,718
               Genting Bhd                                     5,400       9,765
               Ladbroke Group plc                              4,004      22,098
                                                                         188,581

   HOUSEHOLD PRODUCTS - 1.1%
               Asahi Glass Co., Ltd.                          11,000      59,444
               Benckiser NV #                                  1,900     116,847
               Nippon Sheet Glass Co., Ltd.                    6,000       9,468
                                                                         185,759

   HUMAN RESOURCES  - 1.2%
               Vedior                                          7,276     205,668

   INDUSTRIAL SERVICES - 0.1%
               Sumitomo Heavy Industries Ltd.                  6,000      13,705

   INSURANCE -- MULTILINE - 1.0%
               ERGO Versicherungs Gruppe AG                      950     170,526

   INSURANCE -- PROPERTY/CASUALTY - 0.0%
               Allianz AG                                         12       3,966

   INSURANCE - 2.6%
               Assicurazioni Generali                          1,856      60,351
               Fortis AG                                         500     127,654
               Guardian Royal Exchange plc                     6,461      38,299
               Norwich Union plc #                             7,930      57,758
               Skandia Forsakrings AB                          9,100     130,083
               Tokio Marine & Fire Insurance Co.               3,000      30,825
                                                                         444,970

   INVESTMENT COMPANIES - 1.4%
               Corp. Financiera Reunida SA #                  15,000     226,827
               Sime Darby Bhd                                  8,000       5,517
                                                                         232,344

                                    The Flex-Partners 1998 Semi-Annual Report 25

                                                         SHARES OR FACE
INDUSTRIES/CLASSIFICATIONS                                   AMOUNT        VALUE
--------------------------                                   ------        -----

   MACHINERY - 2.6%
               Mannesmann AG                                   2,300     236,371
               Okuma Corp.                                    11,000      50,092
               Schneider SA                                    2,050     163,464
                                                                         449,927

   MANUFACTURING - 2.1%
               FKI plc                                        24,090      70,144
               General Electric Co. plc                        8,052      69,395
               Mitsubishi Heavy Industries                    18,000      67,961
               RWE AG                                          2,400     142,006
               Southcorp Ltd.                                  4,056      11,780
                                                                         361,286

   MEDICAL PRODUCTS - 4.3%
               Glaxo Wellcome plc                              9,104     274,047
               Novartis AG                                       100     166,403
               Takeda Chemical Industries                      3,000      79,764
               Woolworths Ltd.                                 2,800       9,103
               Yamanouchi Pharmaceutical Co., Ltd.             3,000      62,471
               Zeneca Group plc                                3,361     144,411
                                                                         736,199

   MINING - 0.2%
               Rio Tinto plc                                   1,169      13,176
               Sumitomo Metal Mining Co.                       7,000      28,396
                                                                          41,572

   MUTUAL FUNDS - 3.6%
               Baring Emerging Europe Trust Fund #            65,000     104,975
               Foreign & Colonial Emerging Markets
                 Investment Trust Fund #                      96,000     124,545
               Genesis Emerging Markets Fund #                 9,000     117,900
               Scudder Latin America Investment
                 Trust Fund                                   70,000     101,327
               Templeton Emerging Markets Investment
                 Trust Fund                                   60,000      99,366
               Templeton Latin America Investment
                 Trust Fund                                   50,000      67,787
                                                                         615,900

   OIL & NATURAL GAS - 4.8%
               Australia Gas & Light                           2,100      13,135
               BG plc                                         12,759      73,876
               British Petroleum Co., plc                     12,990     189,117
               Cairn Energy plc #                                821       3,740
               Centrica plc #                                  9,770      16,547
               Elf Aquitain SA                                   835     117,392
               Envestra Ltd.                                  24,700      14,378
               Hong Kong & China Gas Co., Ltd.                 6,000       6,814
               LASMO plc                                       5,263      21,121
               Repsol SA                                       3,000     165,589
               Royal Dutch Petroleum Co.                       2,450     135,857
               Tokyo Gas Co.                                  26,000      57,888
               Woodside Petroleum Ltd.                         2,700      13,477
                                                                         828,931

   PAPER & FOREST PRODUCTS - 1.1%
               Nippon Paper Industries Co.                     6,000      24,988
               Stora Kopparbergs Bergslags Aktiebolag         10,250     161,946
                                                                         186,934

   PHOTOGRAPHIC EQUIPMENT & SUPPLIES - 0.4%
               Fuji Photo Film                                 2,000      69,604

   PRINTING -- COMMERCIAL - 0.2%
               Dai Nippon Printing Co., Ltd.                   2,000      31,920

   PROTECTION -- SAFETY EQUIPMENT - 0.3%
               Secom Co., Ltd.                                 1,000      57,715

   PUBLISHING - 1.1%
               Johnston Press plc                              4,338      15,780
               Singapore Press Holdings Ltd.                   2,552      17,070
               Star Publications                               4,000       3,356
               United News & Media plc                         1,692      23,687
               Verenigde Nederlandse
                 Uitgeversbedrijven Verenigd Bezit             3,700     134,416
                                                                         194,309

   REAL ESTATE MANAGEMENT & INVESTMENT - 1.7%
               Capital Shopping Centers plc                    5,424      36,519
               Cheung Kong Holdings Ltd.                       5,000      24,585
               City Developments Ltd.                          3,000       8,382
               HKR International Ltd.                         19,280       6,843
               Mitsubishi Estate Co., Ltd.                     8,000      70,325
               New World Development Co., Ltd.                 5,000       9,679

26   The Flex-Partners 1998 Semi-Annual Report

                                                         SHARES OR FACE
INDUSTRIES/CLASSIFICATIONS                                   AMOUNT        VALUE
--------------------------                                   ------        -----

               Sponda Oyj #                                   17,000     119,295
               Sun Hung Kai Properties Ltd.                    4,000      16,984
                                                                         292,612

   RECREATION - 0.1%
               TAB Ltd. #                                      2,790       4,112
               TABCORP Holdings Ltd.                           2,700      13,794
                                                                          17,906

   RETAIL - 0.9%
               EMI Group plc                                   1,932      16,941
               Great Universal Stores plc                      5,442      71,782
               Vendex NV                                       1,800      69,197
                                                                         157,920
   RETAIL GROCERY - 1.6%
               Ito-Yokado Co., Ltd.                            1,000      47,051
               Safeway plc                                     2,123      13,957
               Superdiplo SA #                                 9,500     206,023
                                                                         267,031

   RETAIL STORE - 3.1%
               Family Mart Co., Ltd.                           1,400      53,262
               Jeronimo Martins                                2,300     110,493
               Kingfisher plc                                  6,000      97,213
               Marks & Spencer                                 6,108      55,750
               Marui Co.                                       3,000      44,745
               The Swatch Group AG                               200     154,536
               Takashimaya Co.                                 3,000      22,611
                                                                         538,610

   RUBBER & PLASTICS - 1.0%
               Compagnie Plastic - Omnium SA                   1,100     162,653

   SERVICES - 0.3%
               BTG plc                                         3,520      49,044

   SHIP BUILDING - 0.1%
               Jurong Shipyard                                 2,000       9,648

   STEEL -- INTEGRATED - 0.5%
               Nippon Steel Corp.                             30,000      52,743
               Sumitomo Metal Industries                      18,000      28,922
                                                                          81,665

   TELECOMMUNICATIONS - 4.4%
               Cable & Wireless plc                            3,591      43,712
               Hellenic Telecommunication Organization SA      5,555     142,398
               Nippon Telegraph & Telephone Corp.                 25     207,155
               Nokia Oyj                                       1,400     102,964
               Portugal Telecom SA                             1,450      76,849
               Singapore Telecommunications Ltd.              80,000      11,365
               Telecom Corporation of New Zealand Ltd.         6,800      28,027
               Telecom Italia SpA                             18,850     138,760
                                                                         751,230

   TELECOMMUNICATION EQUIPMENT - 4.9%
               Alcatel Alsthom                                 1,240     252,471
               Storebrand ASA #                               13,250     117,417
               Telecom Italia Mobile SpA                      36,400     222,592
               Telefonica de Espana                            3,163     146,487
               Vodafone Group plc                              8,356     106,106
                                                                         845,073

   TELECOMMUNICATION SERVICES - 1.9%
               Barry Callebaut AG #                              450      97,013
               British Telecommunications plc                 13,819     170,057
               China Telecom Ltd. #                            6,000      10,415
               Hong Kong Telecommunications Ltd.              14,400      27,040
               Telekom Malaysia Bhd                            6,000      10,127
               Telestra Corp., Ltd. #                          5,900      15,126
                                                                         329,778

   TIRE & RUBBER - 0.3%
               Bridgestone Corp.                               2,000      47,267

   TOBACCO - 0.3%
               BAT Industries plc                              2,260      22,570
               Japan Tobacco, Inc.                                 3      20,298
               Rothmans of Pall Mall Bhd                       1,400       9,705
                                                                          52,573

                                  The Flex-Partners 1998 Semi-Annual Report   27

                                                         SHARES OR FACE
INDUSTRIES/CLASSIFICATIONS                                   AMOUNT        VALUE
--------------------------                                   ------        -----

   TOILETRIES & COSMETICS - 0.4%
               L'OREAL                                           115      63,967

   TRANSPORTATION - 1.2%
               East Japan Railway Co.                             13      61,073
               FirstGroup plc                                  1,701      11,637
               National Express Group plc                      1,789      28,911
               Peninsular and Oriental Steam
                 Navigation Co.                                2,200      31,735
               Tokyu Corp.                                     7,000      21,234
               Yamato Transport Co., Ltd.                      4,000      44,818
                                                                         199,408

   WAREHOUSING & STORAGE - 0.2%
               Mitsubishi Logistics Corp.                      3,000      26,739

   WATER UTILITY - 0.3%
               Severn Trent plc                                2,751      47,969

================================================================================
   TOTAL COMMON STOCKS
   (Cost  $15,399,801 )                                               16,460,695
--------------------------------------------------------------------------------

REPURCHASE AGREEMENTS - 3.7%

   State Street Bank, 5.10%, 07/01/98, (Collateralized
   by $450,000 U.S. Treasury Notes, 9.88%, 11/15/15,         644,000     644,000
   market value - $661,430)

================================================================================
   TOTAL REPURCHASE AGREEMENTS
   (Cost  $644,000 )                                                     644,000
--------------------------------------------------------------------------------

================================================================================
   TOTAL INVESTMENTS - 100.0%
   (Cost  $16,043,801 )                                               17,104,695
--------------------------------------------------------------------------------

ADR            American Depositary Receipt

#              Represents non-income producing securities.


Portfolio Composition by Country of Domicile as of 06/30/98.

   United Kingdom - 23.2%               Greece - 1.5%
   Japan - 20.5%                        Finland - 1.4%
   France - 12.5%                       Belgium - 1.4%
   Switzerland - 7.6%                   Hong Kong - 1.4%
   Germany - 6.5%                       Denmark - 0.8%
   Netherlands - 5.4%                   Norway - 0.7%
   Spain - 5.4%                         Austria - 0.6%
   Italy - 4.1%                         Malaysia - 0.4%
   Sweden - 2.3%                        Singapore - 0.4%
   Australia - 2.1%                     New Zealand - 0.2%
   Portugal - 1.6%

FORWARD CURRENCY CONTRACTS

                      Contract Amount  Contract Amount   Appreciation  Delivery
                     (Local Currency)   (U.S. Dollars)  (Depreciation)   Date
Currency Purchased:
Belgian Fran             3,484,409         $93,642         $476     July 1, 1998
British Pound               10,037          16,748          (14)    July 1, 1998
Japanese Yen               781,760           5,633         (358)    July 1, 1998
--------------------------------------------------------------------------------

Net receivable (payable)
for forward currency contracts purchased                    104
--------------------------------------------------------------------------------

Currency Sold:
French Franc               743,936        (123,046)        (284)    July 1, 1998
--------------------------------------------------------------------------------

Net receivable (payable)
for forward currency contracts sold                        (284)
--------------------------------------------------------------------------------

Net receivable (payable)
for forward currency contracts                            ($180)
--------------------------------------------------------------------------------

See accompanying notes to financial statements.


28   The Flex-Partners 1998 Semi-Annual Report

                      STATEMENTS OF ASSETS AND LIABILITIES
                            JUNE 30, 1998 (Unaudited)


                                           CORE      TACTICAL ASSET   UTILITY
                                          EQUITY      ALLOCATION       GROWTH
                                           FUND          FUND           FUND
Assets:
 Investment in corresponding
  portfolio, at value                    $1,666,215   $13,780,784     $2,802,265
 Receivable for capital stock issued         21,220           ---        167,663
 Receivable from investment adviser           2,842         5,247         17,763
 Unamortized organization costs               8,175        11,569         11,361
 Other assets                                 5,697        22,812         20,247
 Total Assets                             1,704,149    13,820,412      3,019,299
================================================================================
Liabilites:
 Payable for capital stock redeemed           7,856        24,663        176,658
 Dividends payable                              ---        31,865            102
 Accrued transfer agent and
  administrative fees                           722         6,188             76
 Accrued 12b-1 and shareholder
  service fees -- Class A                       776           ---          2,716
 Accrued 12b-1 and shareholder
  service fees -- Class C                     1,699        41,243          2,829
 Organizational costs due to adviser          2,108           ---            ---
 Other accrued liabilities                   22,430        13,955         18,120
 Total Liabilities                           35,591       117,914        200,501
================================================================================
Net Assets                                1,668,558    13,702,498      2,818,798
================================================================================
Components of Net Assets:
 Capital                                  1,584,113    13,937,526      2,074,394
 Accumulated undistributed (distributions
  in excess of) net investment income           788         3,021        (2,603)
 Accumulated undistributed net realized gains
  (losses) from investment transactions      46,640      (412,474)        70,015
 Net unrealized appreciation
  (depreciation) of investments              37,017       174,434        676,992
 Total Net Assets                        $1,668,558   $13,702,498     $2,818,798
================================================================================
Net Assets:
 Class A Shares                            $483,800       $48,332     $1,402,188
 Class C Shares                           1,184,758    13,654,166      1,416,610
                                         $1,668,558   $13,702,498     $2,818,798
================================================================================
Outstanding units of beneficial interest
  (shares): (indefinite number of shares
  authorized, $0.10 par value)
 Class A Shares                              33,095         4,136         76,319
 Class C Shares                              81,325     1,056,995         78,018
                                            114,420     1,061,131        154,337
================================================================================
Net asset value -- redemption price per share:
 Class A Shares                              $14.62        $11.68         $18.37
 Class C Shares  *                           $14.57        $12.92         $18.16

Sales charge -- Class A Shares                 4.00%         4.00%         4.00%

Maximum offering price per share --
  Class A Shares (100%/(100% - sales
  charge) of net asset value adjusted to
  nearest cent)                              $15.23        $12.17         $19.14

*  Redemption price varies based upon holding period.

See accompanying notes to financial statements.


                                  The Flex-Partners 1998 Semi-Annual Report   29

                            STATEMENTS OF OPERATIONS
               FOR THE SIX MONTHS ENDED JUNE 30, 1998 (Unaudited)


                                          CORE      TACTICAL ASSET   UTILITY
                                         EQUITY      ALLOCATION      GROWTH
                                          FUND          FUND          FUND
Net Investment Income from
Corresponding Portfolio:
================================================================================
 Interest                                   $4,057      $167,745        $3,610
 Dividends                                   4,060        37,894        38,223
 Expenses                                   (4,528)      (64,310)      (19,677)
Total Net Investment Income from
  Corresponding Portfolio                    3,589       141,329        22,156
================================================================================
Fund Expenses:
================================================================================
 Administrative fee                            184         3,452           640
 Transfer agent fees                         3,982         8,940         1,802
 Shareholder service -- Class A Shares         451            57         1,570
 Shareholder service -- Class C Shares         471        17,541         1,631
 Audit fees                                  1,282         1,543           957
 Legal fees                                  1,414         1,894         1,933
 Printing                                    2,064         6,085         3,107
 Amortization of organizational costs        1,008         4,153         2,757
 Postage                                       879         3,937           991
 12b-1 fees -- Class A Shares                  451            57         1,651
 12b-1 fees -- Class C Shares                1,413        52,624         4,968
 Registration and filing fees                5,017         9,609         8,941
 Insurance                                     ---           669           650
 Other expenses                              1,273         6,450         3,676
Total Expenses                              19,889       117,011        35,274
================================================================================
 Expenses reimbursed
  by investment adviser                    (17,088)      (33,366)      (26,448)
Net Expenses                                 2,801        83,645         8,826
================================================================================
NET INVESTMENT INCOME                          788        57,684        13,330
================================================================================
NET REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS ALLOCATED FROM
 CORRESPONDING PORTFOLIOS:
================================================================================
 Net realized gains (losses) from
  futures contracts                         12,676      (326,227)       (3,316)
 Net realized gains (losses) from
  investment transactions                   34,503       249,424        73,331
 Net change in unrealized appreciation
  (depreciation) of investments             32,053       866,856        86,589
NET GAIN FROM INVESTMENTS                   79,232       790,053       156,604
================================================================================
NET INCREASE IN NET ASSETS
 RESULTING FROM OPERATIONS                 $80,020      $847,737      $169,934


See accompanying notes to financial statements.


30   The Flex-Partners 1998 Semi-Annual Report

                      STATEMENT OF ASSETS AND LIABILITIES
                           JUNE 30, 1998 (Unaudited)

                                                 INTERNATIONAL EQUITY FUND
 Assets:
  Investments, at value (cost $15,399,801)             $16,460,695
  Repurchase agreements, at cost                           644,000
  Cash                                                      48,976
  Foreign currency, at value (cost $4,303)                   4,220
  Receivable for capital stock issued                       25,330
  Receivable for investments sold                          978,017
  Dividends, interest and tax
     reclaims receivable                                    64,050
  Receivable from investment adviser                         5,766
  Unamortized organization costs                            24,315
  Other assets                                              16,005
  Total Assets                                          18,271,374
================================================================================
 Liabilites:
================================================================================
  Payable for capital stock redeemed                        23,121
  Payable for investments purchased                        972,285
  Payable for foreign currency contract                        180
  Accrued management fees                                   13,887
  Accrued fund accounting fees                              12,579
  Accrued transfer agent and
     administrative fees                                     6,888
  Other accrued liabilities                                  9,787
  Total Liabilities                                      1,038,727
================================================================================
 Net Assets                                            $17,232,647

 Components of Net Assets:
  Capital                                              $15,510,023
  Accumulated undistributed (distributions in excess
     of) net investment income                              43,207
  Accumulated undistributed net realized gains (losses)
     from investment and foreign currency
     transactions                                          615,225
  Net unrealized appreciation (depreciation) of
     investments and foreign currency                    1,064,192
 Total Net Assets                                      $17,232,647
================================================================================
 Net Assets:
  Class A Shares                                       $17,232,647
  Outstanding units of beneficial interest (shares):
  Class A Shares                                         1,227,801
  Net asset value -- redemption price per share:
  Class A Shares                                            $14.04
  Sales charge -- Class A Shares                              4.00%
  Maximum offering price per share -- Class A Shares
  (100%/(100% - sales charge) of net asset value
  adjusted to nearest cent)                                 $14.63

 See accompanying notes to financial statements.


                             STATEMENT OF OPERATIONS
               FOR THE SIX MONTHS ENDED JUNE 30, 1998 (Unaudited)

                                                 INTERNATIONAL EQUITY FUND

 Investment Income:
================================================================================
  Interest                                                  $17,046
  Dividends                                                 191,542
  Foreign taxes withheld                                    (14,907)
 Total Investment Income                                    193,681

 Expenses:
================================================================================
  Investment management fees                                 75,074
  Administration fees                                         8,667
  Distribution (12b-1) fees                                   3,588
  Fund accounting fees                                       14,876
  Transfer agent fees                                         7,508
  Audit fees                                                  2,158
  Legal fees                                                  1,448
  Custody fees                                               29,652
  Trustees fees and expenses                                  4,549
  Postage expense                                               362
  Registration expense                                        5,835
  Printing expense                                            2,480
  Amortization of organizational costs                        2,889
  Other expenses                                                992
 Total Expenses                                             160,078
================================================================================
  Expenses reimbursed by investment adviser                  (9,604)

 Net Expenses                                               150,474
================================================================================
 NET INVESTMENT INCOME                                       43,207
================================================================================
 NET REALIZED AND UNREALIZED GAIN (LOSS)
  FROM INVESTMENTS:
================================================================================
  Net realized gains from investments
   and foreign currency transactions                        778,005
  Net change in unrealized appreciation
   of investments                                         1,178,196
 NET GAIN FROM INVESTMENTS                                1,956,201
================================================================================
 NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS                              $1,999,408
================================================================================

 See accompanying notes to financial statements.

                                  The Flex-Partners 1998 Semi-Annual Report   31

                       STATEMENTS OF CHANGES IN NET ASSETS
               FOR THE SIX MONTHS ENDED JUNE 30, 1998 (Unaudited)
                                             CORE EQUITY FUND         TACTICAL ASSET ALLOCATION FUND        UTILITY GROWTH FUND
                                       TOTAL   CLASS A    CLASS C     TOTAL     CLASS A     CLASS C     TOTAL     CLASS A    CLASS C
INCREASE (DECREASE) IN NET ASSETS:
====================================================================================================================================
OPERATIONS:
====================================================================================================================================
 Net investment income (loss)           $788      $443       $345     $57,684      $214     $57,470    $13,330     $7,211     $6,119
 Net realized gains (losses) from
  investment, futures contracts and
  foreign currency transactions       47,179    23,138     24,041     (76,803)     (140)    (76,663)    70,015     33,747     36,268
 Net change in unrealized
  appreciation (depreciation) of
  investments                         32,053    21,880     10,173     866,856     2,702     864,154     86,589     37,712     48,877
Net increase (decrease) in net
 assets resulting from operations     80,020    45,461     34,559     847,737     2,776     844,961    169,934     78,670     91,264
====================================================================================================================================
DIVIDENDS AND DISTRIBUTIONS TO
SHAREHOLDERS:
 From net investment income              ---       ---        ---     (54,672)     (207)    (54,465)   (13,330)    (7,211)   (6,119)
 In excess of net investment income      ---       ---        ---         ---       ---         ---     (2,603)    (1,142)   (1,461)
 Net decrease in net assets
  resulting from dividends and
  distributions                          ---       ---        ---     (54,672)     (207)    (54,465)   (15,933)    (8,353)   (7,580)
====================================================================================================================================
CAPITAL TRANSACTIONS:
 Issued                            2,186,439   211,167  1,975,272   1,222,309     9,600   1,212,709    459,861    134,250    325,611
 Reinvested                              ---       ---        ---      24,795        83      24,712     15,184      8,007      7,177
 Redeemed                           (922,846)  (18,255)  (904,591) (2,874,434)      ---  (2,874,434)  (378,814)   (95,706) (283,108)
Net increase (decrease) in net
 assets resulting from capital
 share transactions                1,263,593   192,912  1,070,681  (1,627,330)    9,683  (1,637,013)    96,231     46,551     49,680
TOTAL INCREASE (DECREASE)
  IN NET ASSETS                    1,343,613   238,373  1,105,240    (834,265)   12,252    (846,517)   250,232    116,868    133,364
====================================================================================================================================
NET ASSETS - Beginning of period     324,945   245,427     79,518  14,536,763    36,080  14,500,683  2,568,566  1,285,320  1,283,246
NET ASSETS - End of period        $1,668,558  $483,800 $1,184,758 $13,702,498   $48,332 $13,654,166 $2,818,798 $1,402,188 $1,416,610
====================================================================================================================================
SHARE TRANSACTIONS:
 Issued                              153,819    15,056    138,763     100,593       870      99,723     26,046      7,261     18,785
 Reinvested                              ---       ---        ---       1,958         7       1,951        853        447        406
 Redeemed                            (65,050)   (1,331)   (63,719)   (228,745)      ---    (228,745)   (21,304)    (5,388)  (15,916)
Change in shares                      88,769    13,725     75,044    (126,194)      877    (127,071)     5,595      2,320      3,275


                       STATEMENT OF CHANGES IN NET ASSETS
               FOR THE SIX MONTHS ENDED JUNE 30, 1998 (Unaudited)

                                                   INTERNATIONAL EQUITY FUND
 INCREASE (DECREASE) IN NET ASSETS:
================================================================================
 OPERATIONS:
================================================================================
  Net investment income (loss)                                $43,207
  Net realized gains (losses) from investment,
   futures contracts, and foreign
   currency transactions                                      778,005
  Net change in unrealized appreciation
   (depreciation) of investments                            1,178,196
 Net increase (decrease) in net assets
  resulting from operations                                 1,999,408
================================================================================
 DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                                      ---
  In excess of net investment income                              ---
  Net decrease in net assets resulting
   from dividends and distributions                               ---
================================================================================
 CAPITAL TRANSACTIONS:
  Issued                                                    3,622,612
  Reinvested                                                      ---
  Redeemed                                                   (579,441)
 Net increase (decrease) in net assets resulting from
  capital share transactions                                3,043,171
 TOTAL INCREASE (DECREASE) IN NET ASSETS                    5,042,579
================================================================================
 NET ASSETS - Beginning of period                          12,190,068
 NET ASSETS - End of period                               $17,232,647
================================================================================
 SHARE TRANSACTIONS:
  Issued                                                      269,781
  Reinvested                                                      ---
  Redeemed                                                    (42,452)
 Change in shares                                             227,329

See accompanying notes to financial statements.

32 The Flex-Partners 1998 Semi-Annual Report

                       STATEMENTS OF CHANGES IN NET ASSETS
                      FOR THE YEAR ENDED DECEMBER 31, 1997
                                        CORE EQUITY FUND *       TACTICAL ASSET ALLOCATION FUND          UTILITY GROWTH FUND
                                     TOTAL   CLASS A   CLASS C    TOTAL    CLASS A     CLASS C       TOTAL     CLASS A     CLASS C
INCREASE (DECREASE) IN NET ASSETS:
====================================================================================================================================
OPERATIONS:
====================================================================================================================================
 Net investment income                  71      $112     ($41)   $128,691      $991    $127,700     $33,999     $16,465     $17,534
 Net realized gains (losses) from
  investment transactions, futures
  contracts and foreign currency     1,363     1,001      362   2,929,816     7,934   2,921,882     234,211     116,754     117,457
 Net change in unrealized
  appreciation (depreciation) of
  investments and foreign currency   4,964     3,709    1,255    (664,958)   15,665    (680,623)    363,380     167,064     196,316
Net increase (decrease) in net
 assets resulting from operations    6,398     4,822    1,576   2,393,549    24,590   2,368,959     631,590     300,283     331,307
====================================================================================================================================
DIVIDENDS AND DISTRIBUTIONS TO
SHAREHOLDERS:
 From net investment income           (112)     (112)     ---    (128,691)     (991)   (127,700)    (33,999)    (16,465)    (17,534)
 From net realized gains            (1,363)   (1,001)    (362) (2,929,816)   (7,934) (2,921,882)   (234,211)   (116,754)   (117,457)
 In excess of net realized gains      (539)     (436)    (103)   (335,671)     (926)   (334,745)        ---         ---         ---
 Net decrease in net assets
  resulting from dividends and
  distributions                     (2,014)   (1,549)    (465) (3,394,178)   (9,851) (3,384,327)   (268,210)   (133,219)   (134,991)
====================================================================================================================================
CAPITAL TRANSACTIONS:
 Issued                            641,428   563,486   77,942     983,507    11,333     972,174     376,081     155,854     220,227
 Reinvested                          2,014     1,549      465   3,352,428     9,851   3,342,577     260,528     128,843     131,685
 Redeemed                         (322,881) (322,881)     ---  (2,877,993) (136,573) (2,741,420) (1,323,208)   (543,220)   (779,988)
Net increase (decrease) in net
 assets resulting from capital
 share transactions                320,561   242,154   78,407   1,457,942  (115,389)  1,573,331    (686,599)   (258,523)   (428,076)
TOTAL INCREASE (DECREASE)
  IN NET ASSETS                    324,945   245,427   79,518     457,313  (100,650)    557,963    (323,219)    (91,459)   (231,760)
====================================================================================================================================
NET ASSETS - Beginning of period       ---       ---      ---  14,079,450   136,730  13,942,720   2,891,785   1,376,779   1,515,006
NET ASSETS - End of period        $324,945  $245,427  $79,518 $14,536,763   $36,080 $14,500,683  $2,568,566  $1,285,320  $1,283,246
====================================================================================================================================
SHARE TRANSACTIONS:
 Issued                             50,902    44,658    6,244      64,263       786      63,477      24,093       9,531      14,562
 Reinvested                            159       122       37     271,118       864     270,254      15,263       7,494       7,769
 Redeemed                          (25,410)  (25,410)     ---    (190,148)   (9,279)   (180,869)    (83,469)    (34,239)    (49,230)
Change in shares                    25,651    19,370    6,281     145,233    (7,629)    152,862     (44,113)    (17,214)    (26,899)


                       STATEMENTS OF CHANGES IN NET ASSETS
                      FOR THE YEAR ENDED DECEMBER 31, 1997

                                                      INTERNATIONAL EQUITY FUND*
INCREASE (DECREASE) IN NET ASSETS:
================================================================================
OPERATIONS:
================================================================================
 Net investment income                                               ($15,575)
 Net realized gains (losses) from investment transactions,
  futures contracts and foreign currency                             (163,883)
 Net change in unrealized appreciation (depreciation) of
  investments and foreign currency                                   (114,004)
Net increase (decrease) in net assets resulting from operations      (293,462)
================================================================================
DIVIDENDS AND DISTRIBUTIONS TO
SHAREHOLDERS:
 From net investment income                                               ---
 From net realized gains                                                  ---
 In excess of net realized gains                                          ---
 Net decrease in net assets resulting from dividends and distributions    ---
================================================================================
CAPITAL TRANSACTIONS:
 Issued                                                            12,536,720
 Reinvested                                                               ---
 Redeemed                                                             (53,190)
Net increase (decrease) in net assets resulting from capital
 share transactions                                                12,483,530
TOTAL INCREASE (DECREASE) IN NET ASSETS                            12,190,068
================================================================================
NET ASSETS - Beginning of period                                          ---
NET ASSETS - End of period                                        $12,190,068
================================================================================
SHARE TRANSACTIONS:
 Issued                                                             1,004,830
 Reinvested                                                               ---
 Redeemed                                                              (4,358)
Change in shares                                                    1,000,472


* For the period from commencement of operations, August 1, 1997, and September 2, 1997 for the Core Equity Fund and International Equity Fund, respectively, through December 31, 1997.

See accompanying notes to financial statements.

                                  The Flex-Partners 1998 Semi-Annual Report   33

                              FINANCIAL HIGHLIGHTS
               FOR THE SIX MONTHS ENDED JUNE 30, 1998 (Unaudited)
                                                                       TACTICAL ASSET                                  INTERNATIONAL
                                             CORE EQUITY FUND          ALLOCATION FUND          UTILITY GROWTH FUND     EQUITY FUND
                                           CLASS A      CLASS C      CLASS A      CLASS C      CLASS A      CLASS C       CLASS A

  Net Asset Value, Beginning of Period     $12.67       $12.66       $11.07       $12.25       $17.37       $17.17          $12.18

 Income from Investment Operations:

  Net investment income                      0.01          ---         0.05         0.05         0.10         0.08            0.04
  Net gains (losses) from investments        1.94         1.91         0.62         0.67         1.01         1.01            1.82

  Total from investment operations           1.95         1.91         0.67         0.72         1.11         1.09            1.86

 Less Dividends and Distributions:

  From net investment income                  ---          ---        (0.05)       (0.05)       (0.10)       (0.08)            ---
  In excess of net investment income          ---          ---          ---          ---        (0.01)       (0.02)            ---

  Total distributions                         ---          ---        (0.05)       (0.05)       (0.11)       (0.10)            ---

 Net Asset Value, End of Period            $14.62       $14.57       $11.69       $12.92       $18.37       $18.16          $14.04
====================================================================================================================================
 Total Return                               15.39%(1)    15.09%(1)      5.97%(1)    5.88%(1)     6.44%(1)     6.34%(1)     15.27%(1)

 Ratios/Supplementary Data
  Net assets, end of period ($000)           $484       $1,185          $48      $13,654       $1,402       $1,417         $17,233
  Ratio of expenses to
   average net assets                        1.91%(2)     2.06%(2)     2.00%(2)     2.10%(2)     2.00%(2)     2.25%(2)      2.00%(2)
  Ratio of net investment income to
   average net assets                        0.25%(2)     0.18%(2)     0.93%(2)     0.82%(2)     1.10%(2)     0.90%(2)      0.57%(2)
  Ratio of expenses to average net assets
   before waiver of fees                     6.74%(2)     6.51%(2)    10.81%(2)     2.55%(2)     3.88%(2)     4.31%(2)      2.13%(2)
  Ratio of net investment income to average
   net assets before waiver of fees         (4.58%)(2)   (4.27%)(2)   (7.88%)(2)    0.37%(2)    (0.78%)(2)   (1.16%)(2)     0.44%(2)
  Portfolio turnover                        42.63%(3)     42.63%(3)  114.68%(3)   114.68%(3)    19.86%(3)    19.86%(3)     44.46%

 (1) Not annualized.
 (2) Annualized.
 (3) Represents turnover rate of corresponding portfolio.

See accompanying notes to financial statements.


34   The Flex-Partners 1998 Semi-Annual Report

 FINANCIAL HIGHLIGHTS
 FOR THE YEAR ENDED DECEMBER 31, 1997
                                                                   TACTICAL ASSET
                                        CORE EQUITY FUND *         ALLOCATION FUND         UTILITY GROWTH FUND      INTERNATIONAL
                                       CLASS A      CLASS C      CLASS A      CLASS C      CLASS A      CLASS C      EQUITY FUND
                                                                                           August 1, 1997*        September 2, 1997*
                                                                                                 to                       to
                                                                                           December 31, 1997       December 31, 1997

 Net Asset Value, Beginning of Period   $12.50       $12.50       $12.56       $13.52       $15.09       $14.91          $12.50

 Income from Investment Operations:
  Net investment income                   0.01        (0.01)        0.40         0.14         0.22         0.19           (0.02)
  Net gains (losses) from investments     0.24         0.24         1.78         2.26         4.03         3.99           (0.30)
  Total from investment operations        0.25         0.23         2.18         2.40         4.25         4.18           (0.32)

 Less Dividends and Distributions:
  From net investment income             (0.01)         ---        (0.40)       (0.14)       (0.22)       (0.19)            ---
  In excess of net investment income       ---          ---          ---          ---          ---          ---             ---
  From net realized gains                (0.05)       (0.05)       (2.93)       (3.17)       (1.75)       (1.73)            ---
  In excess of net realized gains        (0.02)       (0.02)       (0.34)       (0.36)         ---          ---             ---
  Tax return of capital                    ---          ---          ---          ---          ---          ---             ---
  Total distributions                    (0.08)       (0.07)       (3.67)       (3.67)       (1.97)       (1.92)            ---
 Net Asset Value, End of Period         $12.67       $12.66       $11.07       $12.25       $17.37       $17.17          $12.18
====================================================================================================================================
 Total Return                             2.00%(1)     1.88%(1)    17.29%       17.71%       28.41%       28.25%          (2.56%)(1)
 Ratios/Supplementary Data
  Net assets, end of period ($000)        $245          $80          $36      $14,501       $1,285       $1,283         $12,190
  Ratio of expenses to
   average net assets                     2.00%(2)     2.25%(2)     2.00%        2.10%        2.00%        2.25%           2.00%(2
  Ratio of net investment income to
   average net assets                     0.10%(2)    (0.13%)(2)    0.99%        0.86%        1.36%        1.21%          (0.43%)(2)
  Ratio of expenses to average net
   assets before waiver of fees           9.50%(2)    16.67%(2)     6.16%        2.50%        4.03%        4.51%           2.68%(2
  Ratio of net investment income to average
   net assets before waiver of fees      (7.40%)(2)  (14.55%)(2)   (3.17%)       0.46%       (0.67%)       (1.05%)        (1.11%)(2)
  Portfolio turnover                    129.79%(3)   129.79%(3)   395.42%(3)   395.42%(3)    41.22%(3)     41.22%(3)      12.71%
  Average brokerage commission per share    n/a          n/a         n/a          n/a          n/a           n/a           $0.0316


FINANCIAL HIGHLIGHTS
FOR THE YEARS ENDED DECEMBER 31, 1996 AND DECEMBER 31, 1995

                                           TACTICAL ASSET ALLOCATION FUND                       UTILITY GROWTH FUND
                                                                  June 1, 1995*                              July 11, 1995* to
                                                  1996           to Dec. 31, 1995         1996               December 31, 1995
                                         CLASS A**     CLASS C       CLASS C      CLASS A      CLASS C      CLASS A     CLASS C
----------------------------------------------------------------------------------------------------------------------------------
  Net Asset Value, Beginning of Period    $12.50        $13.26        $12.50       $14.26       $14.27       $12.50      $12.50
  Income from Investment Operations
    Net investment income                   0.14          0.10         (0.02)        0.29         0.26         0.12        0.10
    Net gains or losses from securities     0.55          0.57          1.84         1.48         1.49         1.76        1.77
    Total from investment operations        0.69          0.67          1.82         1.77         1.75         1.88        1.87
  Less Distributions
    Dividends from net investment income   (0.14)        (0.10)          ---        (0.29)       (0.26)       (0.12)      (0.10)
    Distributions (from capital gains)     (0.49)        (0.31)        (1.06)       (0.65)       (0.85)         ---         ---
    Total distributions                    (0.63)        (0.41)        (1.06)       (0.94)       (1.11)       (0.12)      (0.10)
  Net Asset Value, End of Period          $12.56        $13.52        $13.26       $15.09       $14.91       $14.26      $14.27
==================================================================================================================================
  Total Return                              5.51%(1)      5.07%        14.57%(1)    12.61%       12.45%       15.11%(1)   15.07%(1)
  Ratios/Supplementary Data
    Net assets, end of period ($000)        $137       $13,943       $11,524       $1,377       $1,515         $641        $782
    Ratio of expenses to average net
     assets                                 1.73%(2)      2.00%         1.97%(2)     1.75%        2.00%        1.75%(2)    2.00%(2)
    Ratio of net investment income to
     average net                            2.60%(2)      0.75%        (0.29%)(2)    2.03%        1.85%        2.17%(2)    1.72%(2)
    Ratio of expenses to average net
     assets before waiver of fees           5.23%(2)      2.40%         2.80%(2)     4.37%        4.65%       22.70%(2)   13.37%(2)
    Ratio of net investment income to
     average net before waiver of fees     (0.90%)(2)     0.35%        (1.12%)(2)   (0.59%)      (0.80%)     (18.78%)(2)  (9.55%)(2)
    Portfolio turnover                    297.41%(3)    297.41%(3)    186.13%(3)    50.79%(3)    50.79%(3)     5.06%(3)    5.06%(3)
----------------------------------------------------------------------------------------------------------------------------------

* Date of commencement of operations.
**August 1, 1996 (date of commencement of operations) to December 31, 1996.
 (1)Not annualized.
 (2)Annualized.
 (3)Represents turnover rate of corresponding portfolio.
 (4)Represents the total dollar amount of commissions paid on investment transactions divided by the total number of shares purchased and sold for which commissions were charged.

 See accompanying notes to financial statements.

                                  The Flex-Partners 1998 Semi-Annual Report   35

NOTES TO FINANCIAL STATEMENTS
JUNE 30, 1998 (UNAUDITED)

1.   ORGANIZATION
The Flex-Partners Trust (the "Trust") was organized in 1992 and is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Trust offers five series, and it is presently comprised of five separate funds as follows: Core Equity Fund, Tactical Asset Allocation Fund (formerly TAA Fund), Utility Growth Fund (formerly BTB Fund), International Equity Fund (each a "Fund" and collectively the "Funds") and Institutional Fund. Each Fund, except International Equity Fund, invests all of its investable assets in a corresponding open-end management investment company (each a "Portfolio" and collectively the "Portfolios") having the same investment objective as the Fund. Each Fund, each Portfolio into which the Fund invests and the percentage of each Portfolio owned by the respective Fund is as follows:

                                                         PERCENTAGE OF PORTFOLIO
                                                           OWNED BY FUND AS OF
FUND                                PORTFOLIO                 JUNE 30, 1998
----                                ---------                 -------------
Core Equity Fund                    Growth Stock Portfolio            3%
Tactical Asset Allocation Fund      Mutual Fund Portfolio            11%
Utility Growth Fund                 Utilities Stock Portfolio        20%

The investment objective of the International Equity Fund is to seek long-term growth from investing primarily in equity securities of foreign issuers.

The financial statements of the Portfolios, including the Portfolios of Investments, are included elsewhere in this report and should be read in conjunction with the financial statements of each respective Fund. The financial statements of the Institutional Fund are are separately reported.

2.   SIGNIFICANT ACCOUNTING POLICES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

VALUATION OF INVESTMENTS
Each Fund, except International Equity Fund, values its investment in the corresponding Portfolio at fair value. Valuation of securities held by each Portfolio is further described at Note 2 of the Portfolios' Notes to Financial Statements which are included on Page 43 of this report.

Securities owned by the International Equity Fund are valued at the last sales price, or, lacking any sales, at the closing bid prices.

FOREIGN CURRENCY TRANSLATION
Accounting records of the Funds are maintained in U.S. dollars. The value of securities, other assets and liabilities of the International Equity Fund denominated in foreign currency are translated into U.S. dollars at the current exchange rate. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the exchange rate on the dates of such transactions. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates from those resulting from changes in market prices of securities held.

FORWARD CURRENCY CONTRACTS
The International Equity Fund may enter into forward foreign currency exchange contracts ("forwards") for purposes of hedging against either specific transactions or portfolio positions. Forwards are agreements between two parties to exchange currencies at a set price on a future date. The market value of forwards fluctuates with changes in currency exchange rates. The forward is marked-to-market daily, and the change in market value is recorded by the Fund as unrealized appreciation or depreciation. When the forward is offset by entry into a closing transaction or extinguished by delivery of the currency, the Fund records a realized gain or loss equal to the fluctuation in value during the period the forward was open. Risks may arise upon entering forwards from the potential inability of counterparties to meet the terms of the forwards or from unanticipated fluctuations in the value of the foreign currency relative to the U.S. dollar.

36   The Flex-Partners 1998 Semi-Annual Report

INCOME TAXES
It is each Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income and net capital gains to its shareholders. Therefore, no Federal income tax provision is required.

DISTRIBUTIONS TO SHAREHOLDERS
Dividends to shareholders are recorded on the ex-dividend date. Core Equity Fund and Tactical Asset Allocation Fund declare dividends from net investment income on a quarterly basis. Utility Growth Fund declares dividends from net investment income on a monthly basis. International Equity Fund declares dividends from net investment income on an annual basis. Each Fund distributes net capital gains, if any, on an annual basis.

Distributions from net investment income and from net capital gains are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to deferrals of certain losses, expiring capital loss carryforwards, differing treatment of unrealized gains and losses of futures contracts held by the Fund's corresponding Portfolio, and differing treatment of gains and losses realized in transactions denominated in foreign currency. Permanent book and tax basis differences have been reclassified among the components of net assets.

ORGANIZATIONAL COSTS
The costs related to the organization of each of the four Funds have been deferred and are being amortized by each Fund on a straight-line basis over a five-year period.

EXPENSES
Expenses incurred by the Trust that do not specifically relate to an individual Fund of the Trust are allocated to the Funds based on each Fund's relative net assets or other appropriate basis. Expenses of each Fund, other than expenses incurred pursuant to the Class A and Class C distribution and shareholder services plans, are allocated to the separate classes based on their relative net assets or other appropriate basis.

3.   AGREEMENTS AND TRANSACTIONS WITH AFFILIATES
R. Meeder & Associates (RMA), a wholly-owned subsidiary of Muirfield Investors, Inc. (MII), provides each Portfolio with investment management, research, statistical and advisory services. Under separate Investment Subadvisory Agreements with RMA, Sector Capital Management, Inc., Miller/Howard Investments, Inc., and Commercial Union Investment Management, LTD serve as subadvisor of the Growth Stock Portfolio, the Utilities Stock Portfolio, and the International Equity Fund, respectively. Sub-subadvisers, selected by Sector Capital Management, Inc., subject to the review and approval of the Trustees of the Growth Stock Portfolio, are responsible for the selection of individual portfolio securities for the assets of the Portfolio assigned to them by Sector Capital Management, Inc. For such services, the International Equity Fund pays RMA monthly fees at the annual rate of 1.00% of the average daily net asset value of the Fund.

Mutual Funds Service Co. ("MFSCo"), a wholly-owned subsidiary of MII, serves as stock transfer, dividend disbursing and shareholder services agent for each Fund. In compensation for such services, each Fund pays MFSCo an annual fee equal to the greater of $15 per active shareholder account or 0.10% of the Fund's average daily net assets. MFSCo is entitled to receive an annual minimum fee of $4,000 for each Fund. MFSCo provides the Trust with certain administrative services. In compensation for such services, each Fund pays MFSCo an annual fee equal to 0.05% of each Fund's average daily net assets.

RMA has voluntarily agreed to reimburse the Funds for the amount by which annual expenses of each Fund including expenses allocated from its respective Portfolio (excluding interest, taxes, brokerage fees, and extraordinary expenses) exceed certain limitations. Such reimbursement is limited to the total of fees charged the Fund by RMA and MFSCo. The limitations currently in place are as follows:

                                              ANNUAL EXPENSE LIMITATION AS A
FUND                                      PERCENTAGE OF AVERAGE DAILY NET ASSETS
----                                      --------------------------------------
Core Equity Fund -- Class A                                    1.80%*
Core Equity Fund -- Class C                                    1.95%*
Tactical Asset Allocation Fund -- Class A                      2.00%
Tactical Asset Allocation Fund -- Class C                      2.10%
Utility Growth Fund -- Class A                                 2.00%
Utility Growth Fund -- Class C                                 2.25%
International Equity Fund -- Class A                           2.00%

* Prior to March 31, 1998, the annual expense limitation had been 2.00% and 2.25% of average daily net assets of the Core Equity Fund Class A shares and Class C shares, respectively.

                                    The Flex-Partners 1998 Semi-Annual Report 37

Certain officers of the Funds and trustees of the Trust and the Portfolios are also officers or directors of MII, RMA and MFSCo.

Pursuant to Rule 12b-1 of the Act, each Fund has adopted two Distribution Plans (the "Plans") with Advisor Dealer Services (the "Distributor"). Under the provisions of the Plans, each Fund pays the Distributor an annual fee, at a maximum rate of 0.25% and 0.75% of average daily net assets of Class A shares and Class C shares, respectively, to aid in the distribution of Fund shares. Additionally, each Fund has adopted two Service Plans with the Distributor. Under the provisions of the Service Plans, each Fund pays the Distributor an annual fee, at a maximum rate of 0.25% of average daily net assets of Class A shares and Class C shares, to reimburse securities dealers for personal services or maintenance of shareholder accounts.

4.   SECURITIES TRANSACTIONS
For the six months ended June 30, 1998, the cost of purchases and proceeds from sales or maturities of long-term investments for the International Equity Fund were $9,523,102 and $6,410,736, respectively. The cost of investments for federal income tax purposes and for financial reporting purposes are substantially the same.



38   The Flex-Partners 1998 Semi-Annual Report

                      STATEMENTS OF ASSETS AND LIABILITIES
                           JUNE 30, 1998 (Unaudited)

                                           MUTUAL        GROWTH       UTILITIES
                                            FUND          STOCK         STOCK
                                          PORTFOLIO     PORTFOLIO     PORTFOLIO
                                          ---------     ---------     ---------
Assets:
  Investments at market value*          $101,072,868   $38,428,086   $13,704,792
  Repurchase agreements, at cost*         29,805,000     9,936,000       157,000
  Cash                                           131           465           891
  Receivable for securities sold                 ---       114,241           ---
  Interest receivable                        113,876         1,739            27
  Dividends receivable                        23,887        37,217        13,719
  Prepaid/Other assets                           ---         5,695           ---
  Unamortized organization costs                 ---           ---         3,839

Total Assets                             131,015,762    48,523,443    13,880,268
================================================================================

Liabilites:
  Payable for securities purchased               ---       143,451           ---
  Payable for net variation margin on
    futures contracts                        237,150        85,200           ---
  Payable to investment adviser               86,239        38,260        11,363
  Accrued audit fees                           4,778         5,189         4,422
  Accrued legal fees                           1,992           ---         1,595
  Accrued custodian fees                       4,712         9,482         1,409
  Accrued trustee fees                        17,115         2,235         2,641
  Accrued fund accounting fees                 3,587         3,225         1,576
  Other accrued liabilities                    3,796           163         1,716

Total Liabilities                            359,369       287,205        24,722
================================================================================

Net Assets                              $130,656,393   $48,236,238   $13,855,546
================================================================================

Net Assets:
================================================================================
  Capital                                123,465,914    39,676,471    11,282,134
  Net unrealized appreciation from
    investments                            7,190,479     8,559,767     2,573,412

Net Assets                              $130,656,393   $48,236,238   $13,855,546
================================================================================
  *Securities at cost                   $123,687,389   $39,804,319   $11,288,380

See accompanying notes to financial statements


                                  The Flex-Partners 1998 Semi-Annual Report   39

                            STATEMENTS OF OPERATIONS
               FOR THE SIX MONTHS ENDED JUNE 30, 1998 (Unaudited)

                                              MUTUAL       GROWTH     UTILITIES
                                               FUND        STOCK        STOCK
                                            PORTFOLIO    PORTFOLIO    PORTFOLIO
                                            ---------    ---------    ---------
NET INVESTMENT INCOME
================================================================================
  Interest                                  $1,546,506     $210,773      $18,085
  Dividends                                    399,688      247,193      174,678

Total Investment Income                      1,946,194      457,966      192,763
================================================================================

Expenses:
================================================================================
  Investment advisory fees                     539,179      209,559       61,999
  Audit fees                                     4,907        5,368        4,567
  Custodian fees                                 8,296       21,101        2,201
  Trustees fees and expenses                    23,500        4,707        3,518
  Legal fees                                     1,715        5,032        1,305
  Amortization of organization cost                ---          ---        4,449
  Accounting fees                               25,061       19,048        9,203
  Insurance                                      1,014          151           43
  Other expenses                                 5,106        3,730        4,876

Total Expenses                                 608,778      268,696       92,161
================================================================================
  Investment advisory fees waived                  ---       (3,114)         ---

Total Net Expenses                             608,778      265,582       92,161

NET INVESTMENT INCOME                        1,337,416      192,384      100,602
================================================================================

REALIZED AND UNREALIZED GAIN (LOSS)
  FROM INVESTMENTS:
================================================================================
  Net realized gain (loss) from
    futures contracts                       (3,106,475)     826,086          ---
  Net realized gain (loss) from
    investments                              2,367,480    2,399,251      329,415
  Net change in unrealized appreciation
    of investments                           7,884,956    2,687,032      306,427

NET GAIN (LOSS) ON INVESTMENTS               7,145,961    5,912,369      635,842
================================================================================
NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS                 $8,483,377   $6,104,753     $736,444

See accompanying notes to financial statements

40   The Flex-Partners 1998 Semi-Annual Report

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED JUNE 30, 1998
(Unaudited)
                                                         MUTUAL         GROWTH       UTILITIES
                                                          FUND          STOCK          STOCK
                                                       PORTFOLIO      PORTFOLIO      PORTFOLIO
                                                       ---------      ---------      ---------
INCREASE (DECREASE) IN NET ASSETS:
=================================================================================================
OPERATIONS:
=================================================================================================
  Net investment income                                 $1,337,416       $192,384       $100,602
  Net realized gain (loss) from investments
    and futures contracts                                 (738,995)     3,225,337        329,415
  Net change in unrealized appreciation
    (depreciation) of investments                        7,884,956      2,687,032        306,427
  Net increase in net assets
    resulting from operations                            8,483,377      6,104,753        736,444

TRANSACTIONS OF INVESTORS' BENEFICIAL INTERESTS:
=================================================================================================
  Contributions                                          8,192,893     38,536,220      4,640,821
  Withdrawals                                          (30,552,570)   (29,798,698)    (2,191,437)
  Net increase (decrease) in net assets resulting from
    transactions of investors' beneficial interests    (22,359,677)     8,737,522      2,449,384

TOTAL INCREASE (DECREASE) IN NET ASSETS                (13,876,300)    14,842,275      3,185,828
=================================================================================================
NET ASSETS - Beginning of period                       144,532,693     33,393,963     10,669,718
NET ASSETS - End of period                            $130,656,393    $48,236,238    $13,855,546

                      STATEMENTS OF CHANGES IN NET ASSETS
                      FOR THE YEAR ENDED DECEMBER 31, 1997
                                                          MUTUAL        GROWTH       UTILITIES
                                                           FUND          STOCK         STOCK
                                                         PORTFOLIO     PORTFOLIO     PORTFOLIO
                                                         ---------     ---------     ---------
INCREASE (DECREASE) IN NET ASSETS:
=================================================================================================
OPERATIONS:
=================================================================================================
  Net investment income                                  $2,965,765      $264,643      $158,538
  Net realized gain (loss) from investments
    and futures contracts                                22,734,137     5,302,202       769,055
  Net change in unrealized appreciation
    (depreciation) of investments                        (1,244,081)    2,709,218     1,487,258
  Net increase in net assets
    resulting from operations                            24,455,821     8,276,063     2,414,851

TRANSACTIONS OF INVESTORS' BENEFICIAL INTERESTS:
=================================================================================================
  Contributions                                          27,375,051    40,513,401     2,517,724
  Withdrawals                                           (42,837,747)  (39,809,183)   (2,227,211)
  Net increase (decrease) in net assets resulting from
    transactions of investors' beneficial interests     (15,462,696)      704,218       290,513

TOTAL INCREASE (DECREASE) IN NET ASSETS                   8,993,125     8,980,281     2,705,364
=================================================================================================
NET ASSETS - Beginning of period                        135,539,568    24,413,682     7,964,354
NET ASSETS - End of period                             $144,532,693   $33,393,963   $10,669,718

See accompanying notes to financial statements

                                  The Flex-Partners 1998 Semi-Annual Report   41

FINANCIAL HIGHLIGHTS

GROWTH STOCK PORTFOLIO

                                             Six Months Ended
                                              June 30, 1998                    Years Ended December 31,
                                               (unaudited)         1997         1996         1995         1994         1993

   Net Assets, End of Period ($000)            $48,236           $33,394      $24,414      $24,537      $22,169      $26,172
   Ratio of Expenses to Average Net Assets        1.27(1)           1.34%        1.24%        1.25%        1.23%        1.23%
   Ratio of Net Investment Income to
      Average Net Assets                          0.92(1)           0.83%        2.33%        3.78%        2.35%        0.99%
   Ratio of Expenses to Average Net Assets
      before waiver of fees                       1.28(1)           1.34%        1.24%        1.25%        1.23%        1.23%
   Ratio of Net Investment Income to Average
      Net Assets before waiver of fees            0.91(1)           0.83%        2.33%        3.78%        2.35%        0.99%
   Portfolio Turnover Rate                       42.63%           129.79%       81.66%      337.57%      102.76%       99.54%

UTILITIES STOCK PORTFOLIO

                                                    Six Months Ended                                             Period
                                                     June 30, 1998        Years Ended December 31,         June 21, 1995* to
                                                      (unaudited)          1997              1996          December 31, 1995

   Net Assets, End of Period ($000)                     $13,856           $10,670            $7,964              $4,291
   Ratio of Expenses to Average Net Assets                 1.49%(1)          1.60%             1.61%               2.32%(1)
   Ratio of Net Investment Income to
      Average Net Assets                                   1.62%(1)          1.79%             2.24%               2.09%(1)
   Ratio of Expenses to Average Net Assets
      before directed brokerage payments                   1.49%(1)          1.65%             1.66%               2.40%(1)
   Ratio of Net Investment Income to Average Net
      Assets before directed brokerage payments            1.62%(1)          1.74%             2.19%               2.01%(1)
   Portfolio Turnover Rate                                19.86%            41.22%            50.79%               5.06%

MUTUAL FUND PORTFOLIO

                                              Six Months Ended
                                               June 30, 1998                      Year Ended December 31,
                                                (unaudited)        1997             1996         1995         1994         1993

   Net Assets, End of Period ($000)               $130,656       $144,533         $135,540     $122,109      $83,185      $81,605
   Ratio of Expenses to Average Net Assets*          0.91%(1)        0.89%            0.87%        0.95%        1.01%        1.03%
   Ratio of Net Investment Income to
      Average Net Assets                             1.99%(1)        2.08%            1.86%        1.26%        2.76%        0.09%
   Portfolio Turnover Rate                         114.68%         395.42%          297.41%      186.13%      168.17%      279.56%

(1) Annualized
* Date of commencement of operations

See accompanying notes to financial statements

42   The Flex-Partners 1998 Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS
JUNE 30, 1998 (UNAUDITED)

1.   ORGANIZATION
Each Fund of The Flex-Partners Trust (the "Trust") invests all of its investable assets in a corresponding open-end management investment company (each a "Portfolio" and collectively the "Portfolios") having the same investment objective as the Fund. Each Portfolio is registered under the Investment Company Act of 1940, as amended (the "Act"), as a no-load, open-end management investment company which was organized as a trust under the laws of the State of New York. Each Declaration of Trust permits the Trustees, who are the same for each Portfolio, to issue beneficial interests in each Portfolio.

The investment objective of each Portfolio is as follows:

     The Mutual Fund Portfolio seeks growth of capital through investment in the shares of other mutual funds.

     The Growth Stock Portfolio seeks capital growth by investing in a diversified portfolio of domestic common stocks with greater than average growth characteristics selected primarily from the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500").

     The Utilities Stock Portfolio seeks a high level of current income and growth of income by investing primarily in equity securities of domestic and foreign public utility companies; however, it will not invest in electric utilities whose generation of power is derived from nuclear reactors. The Portfolio also seeks capital appreciation, but only when consistent with its primary investment objective.

The financial statements of the Funds are included elsewhere in this report.

2.   SIGNIFICANT ACCOUNTING POLICES
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

INVESTMENTS
Securities which are traded on stock exchanges are valued at the last sales price as of the close of business of the New York Stock Exchange on the day of valuation or, lacking any sales, at the closing bid prices. Securities traded over-the-counter are valued at the most recent bid price or yield equivalent as obtained from one or more dealers that make markets in such securities. Mutual funds are valued at the daily redemption value as reported by the underlying fund. The Portfolios obtain prices from independent pricing services which use valuation techniques approved by the Board of Trustees.

Money market securities held in the Portfolios maturing more than sixty days after the valuation date are valued at the last sales price as of the close of business on the day of valuation, or, lacking any sales, at the most recent bid price or yield equivalent as obtained from dealers that make markets in such securities. When such securities are valued within sixty days to maturity, the difference between the valuation existing on the sixty-first day before maturity and maturity value is amortized on a straight-line basis to maturity. Securities maturing within sixty days from their date of acquisition are valued at amortized cost.

REPURCHASE AGREEMENTS
Each Portfolio may engage in repurchase agreement transactions whereby the Portfolio takes possession of an underlying debt instrument subject to an obligation of the seller to repurchase the instrument from the Portfolio and an obligation of the Portfolio to resell the instrument at an agreed upon price and term. At all times, the Portfolio maintains the value of collateral, including accrued interest, at least 100% of the amount of the repurchase agreement, plus accrued interest. If the seller defaults or the fair value of the collateral declines, realization of the collateral by the Portfolios may be delayed or limited.

                                  The Flex-Partners 1998 Semi-Annual Report   43

FUTURES & OPTIONS
Each Portfolio may engage in transactions in financial futures contracts and options contracts in order to manage the risk of unanticipated changes in market values of securities held in the portfolio, or which it intends to purchase. The expectation is that any gain or loss on such transactions will be substantially offset by any gain or loss on the securities in the underlying portfolio or on those which are being considered for purchase.

To the extent that the Portfolio enters into futures contracts on an index or group of securities the Portfolio exposes itself to an indeterminate liability and will be required to pay or receive a sum of money measured by the change in the market value of the index. Upon entering into a futures contract the Portfolio is required to deposit an initial margin, which is either cash or securities in an amount equal to a certain percentage of the contract value. Subsequently, the variation margin, which is equal to changes in the daily settlement price or last sale price on the exchanges where they trade, is received or paid. The Portfolios record realized gains or losses for the daily variation margin when they are recorded as a gains or losses from futures contracts.

Call and put option contracts involve the payment of a premium for the right to purchase or sell an individual security or index aggregate at a specified price until the expiration of the contract. Such transactions expose the Portfolio to the loss of the premium paid if the Portfolio does not sell or exercise the contract prior to the expiration date. In the case of a call option, sufficient cash or money market instruments will be segregated to complete the purchase. Options are valued on the basis of the daily settlement price or last sale on the exchanges where they trade and the changes in value are recorded as an unrealized appreciation or depreciation until closed, exercised or expired.

The Portfolios may write covered call or put options for which premiums received are recorded in as liabilities and are subsequently adjusted to current market value of the options written. When written options are closed or exercised, premiums received are offset against the proceeds paid, and the Portfolio records realized gains or losses for the difference. When written options expire, the liability is eliminated, and the Portfolio records realized gains for the entire amount of premiums received.

During the six months ended June 30, 1998, the Portfolios had the following activity in futures contracts and written option contracts:

                                                    LONG  CONTRACTS
                                    NUMBER OF CONTRACTS         NOTIONAL AMOUNT
================================================================================
Mutual Fund Portfolio:
  Outstanding, beginning of year                 110              $25,064,900
  Contracts opened                               561               11,313,150
  Contracts closed                              (568)              (7,193,925)
  Outstanding, end of year                       103               29,184,125
================================= ======================== =====================
Growth Stock Portfolio:
  Outstanding, beginning of year                   7               $1,711,037
  Contracts opened                               194               50,243,175
  Contracts closed                              (178)             (45,575,637)
  Outstanding, end of year                        23                6,378,575
================================= ======================== =====================


44   The Flex-Partners 1998 Semi-Annual Report

                                 COVERED PUT OPTIONS     COVERED CALL OPTIONS
                                 Number of               Number of
                                 contracts   Premiums    contracts   Premiums
                                 ---------   --------    ---------   --------
Mutual Fund Portfolio:
  Outstanding, beginning of year    4,000   $7,391,887      4,000   $11,991,787
  Options written                     ---          ---        ---           ---
  Options exercised                 4,000   (7,391,887)    (4,000)  (11,991,787)
  Outstanding, end of year            ---          ---        ---           ---
================================ ========= ============= ========== ============

INCOME TAXES
It is each Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to it. Therefore, no Federal income tax provision is required.

ORGANIZATIONAL COSTS
The costs related to the organization of each Portfolio have been deferred and are being amortized by the Portfolio on a straight-line basis over a five-year period. Such costs for Mutual Fund Portfolio and Growth Stock Portfolio have been fully amortized.

SECURITIES TRANSACTIONS
The Portfolios record security transactions on the trade date. Gains and losses realized from the sale of securities are determined on the specific identification basis. Dividend income is recognized on the ex-dividend date, and interest income (including amortization of premium and accretion of discount) is recognized as earned.

3.   AGREEMENTS AND TRANSACTIONS WITH AFFILIATES
R. Meeder & Associates (RMA), a wholly-owned subsidiary of Muirfield Investors, Inc. (MII), provides each Portfolio with investment management, research, statistical and advisory services. Under separate Investment Subadvisory Agreements with RMA, Sector Capital Management, Inc. and Miller/Howard Investments, Inc. serve as subadvisor of the Growth Stock Portfolio and the Utilities Stock Portfolio, respectively. Sub-subadvisers, selected by Sector Capital Management, Inc., subject to the review and approval of the Trustees of the Growth Stock Portfolio, are responsible for the selection of individual portfolio securities for the assets of the Portfolio assigned to them by Sector Capital Management, Inc.

For such services the Portfolios pay monthly fees based upon the average daily value of each Portfolio's net assets at the following annual rate: 1.00% of average daily net assets up to $50 million, 0.75% of average daily net assets exceeding $50 million up to $100 million and 0.60% of average daily net assets exceeding $100 million..

Mutual Funds Service Co. ("MFSCo"), a wholly-owned subsidiary of MII, serves as accounting services agent for each Portfolio. In compensation for such services, each Portfolio pays MFSCo an annual fee equal to the greater of: a. 0.15% of the first $10 million of average daily net assets, 0.10% of the next $20 million of average daily net assets, 0.02% of the next $50 million of average daily net assets, and 0.01% in excess of $80 million of average daily net assets, or b. $7,500.

Certain officers and trustees of the Portfolios are also officers or directors of MII, RMA and MFSCo.


                                  The Flex-Partners 1998 Semi-Annual Report   45

4.   SECURITIES TRANSACTIONS
For the six months ended June 30, 1998, the cost of purchases and proceeds from sales or maturities of long-term investments for the Portfolios were as follows:

PORTFOLIO                            PURCHASES                SALES
---------                            ---------                -----
Mutual Fund Portfolio              $137,451,076            $176,802,677
Growth Stock Portfolio               14,951,737              15,075,303
Utilities Stock Portfolio             5,072,323               2,367,157

As of June 30, 1998, the aggregate cost basis of investments and unrealized appreciation (depreciation) for Federal income tax was as follows:

                          COST BASIS OF  UNREALIZED    UNREALIZED        NET
PORTFOLIO                  INVESTMENTS  APPRECIATION  DEPRECIATION   UNREALIZED
                                                                    APPRECIATION

Mutual Fund Portfolio     $123,687,389   $7,516,370     ($325,891)    $7,190,479
Growth Stock Portfolio      39,804,319    9,374,265      (814,498)     8,559,767
Utilities Stock Portfolio   11,288,380    2,773,712      (200,300)     2,573,412


46   The Flex-Partners 1998 Semi-Annual Report

                         MANAGER AND INVESTMENT ADVISER
                             R. Meeder & Associates
                              6000 Memorial Drive
                                 P.O. Box 7177
                               Dublin, Ohio 43017

                    SUBADVISER/THE UTILITIES STOCK PORTFOLIO
                        Miller/Howard Investments, Inc.
                    141 Upper Byrdcliffe Road, P.O. Box 549
                           Woodstock, New York 12498

                     SUBADVISER/THE GROWTH STOCK PORTFOLIO
                        Sector Capital Management L.L.C.
                         5350 Poplar Avenue, Suite 490
                            Memphis, Tennesse 38119

                               BOARD OF TRUSTEES
                             Milton S. Bartholomew
                             Dr. Roger D. Blackwell
                                  James Didion
                               Charles Donabedian
                                 John M. Emery
                                Richard A. Farr
                               William L. Gurner
                             Robert S. Meeder, Sr.
                             Robert S. Meeder, Jr.
                                Russel G. Means
                                Lowell G. Miller
                                Jack Nicklaus II
                                 Walter L. Ogle
                               Philip A. Voelker

                                   CUSTODIAN
                           Star Bank, N.A. Cincinnati
                             Cincinnati, Ohio 45201

                    TRANSFER AGENT DIVIDEND DISBURSING AGENT
                            Mutual Funds Service Co.
                              6000 Memorial Drive
                               Dublin, Ohio 43017

                                    AUDITORS
                             KPMG Peat Marwick LLP
                              Columbus, Ohio 43215

THE FLEX-PARTNERS
P.O. Box 7177
Dublin, Ohio 43017